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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                   ----------

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                               MSI HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
         (1) Title of each class of securities to which the transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of the transaction:
                  Total proposed maximum aggregate value of the transaction:
         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form Schedule or Registration No.:
         (3)      Filing Party:
         (4)      Date Filed:


================================================================================

                                 August 17, 2000



Dear Shareholder:


         You are cordially invited to attend the annual meeting of shareholders of MSI Holdings, Inc. to be held at 10:00 a.m., local time, on September 7, 2000, at the Adams Mark Hotel, 400 Olive Street, Dallas, Texas 75201. At this meeting you will be asked to:


         1.       Elect nine directors.

         2.       Approve our 2000 Stock Option Plan.


         3. Approve an amendment to our articles of incorporation to effect a one-for-three combination of our common stock. The combination will have the effect of increasing the authorized but unreserved shares of our common stock.

         4. Approve the reincorporation of our company from Utah to Delaware. As part of the reincorporation, our authorized capital will increase. This increase will supplement the increase in authorized but unreserved shares that will result from the proposed stock combination.


         5. Approve the limitation of monetary liability of directors upon the proposed reincorporation in Delaware.

         It is important that your shares be represented at the meeting; therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

                                       Very truly yours,



                                       -----------------------------------------
                                       Robert J. Gibbs
                                       Chairman of the Board and Chief Executive
                                       Officer

                               MSI HOLDINGS, INC.
                              1121 EAST 7TH STREET
                               AUSTIN, TEXAS 78702
                                 (512) 476-6925

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON SEPTEMBER 7, 2000


To our shareholders:


         This is a notice that the annual meeting of shareholders of MSI Holdings, Inc., a Utah corporation, will be held on September 7, 2000 at 10:00 a.m., local time, at the Adams Mark Hotel, 400 Olive Street, Dallas, Texas 75201. The purpose of this meeting is for you to:


         1.       Elect nine directors.

         2. Approve our 2000 Stock Option Plan. A copy of the plan is attached as Appendix A.

         3. Approve an amendment to our articles of incorporation to effect a one-for-three combination of our common stock. The combination will have the effect of increasing the authorized, but unreserved shares of our common stock. The proposed articles of amendment are attached as Appendix B.

         4. Approve the reincorporation of our company from Utah to Delaware. As part of the reincorporation, our authorized capital will increase. This increase will supplement the increase in authorized but unreserved shares that will result from the proposed stock combination. A copy of the plan of merger is attached as Appendix C.

         5. Approve the limitation of monetary liability of directors upon the proposed reincorporation in Delaware.

         Your board of directors has determined that only holders of shares of our common stock at the close of business on July 18, 2000, will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting. A form of proxy and a proxy statement containing more detailed information with respect to the matters to be considered at the annual meeting accompany this notice.


                                        By order of the Board of Directors,


                                        ----------------------------------------
                                        Douglas W. Banister
                                        Secretary

Austin, Texas
August 17, 2000

                                   ----------

         WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

                                TABLE OF CONTENTS


2000 ANNUAL MEETING OF SHAREHOLDERS...............................................................................1
   Date, Time and Place of the Annual Meeting.....................................................................1
   Matters to be Considered at the Annual Meeting.................................................................1
   Proxy Solicitation.............................................................................................1
   Record Date and Quorum Requirement.............................................................................1
   Voting Procedures..............................................................................................1
   Voting and Revocation of Proxies...............................................................................2
   Other Matters to Be Considered.................................................................................2
   Shareholder Proposals..........................................................................................2
   Independent Auditors...........................................................................................3
PROPOSAL ONE - ELECTION OF DIRECTORS..............................................................................4
PROPOSAL TWO - ADOPTION OF MSI'S 2000 STOCK OPTION PLAN...........................................................5
PROPOSAL THREE - ONE-FOR-THREE STOCK COMBINATION..................................................................6
   Exchange of Stock Certificates and Payment for Fractional Shares...............................................7
PROPOSAL FOUR - REINCORPORATION OF MSI............................................................................8
   Introduction...................................................................................................8
   Vote Required..................................................................................................8
   Principal Reasons for the Proposed Reincorporation.............................................................8
   Authorized Capital.............................................................................................8
   Other Provisions of the Charter and Bylaws of Aperian..........................................................9
   Antitakeover Implications......................................................................................9
   No Change in the Business, Management, Employee Plans or Location of Principal Facilities.....................10
   Significant Differences Between the Corporation Laws of Utah and Delaware.....................................10
   Appraisal Rights..............................................................................................13
   Summary of Federal Income Tax Consequences of the Proposed Stock Combination and Reincorporation..............13
PROPOSAL FIVE - LIMITATION OF MONETARY LIABILITY OF DIRECTORS....................................................15
DIRECTORS AND EXECUTIVE OFFICERS.................................................................................16
   Relationships among Board Members and Executive Officers......................................................18
   Meetings and Committees of Directors..........................................................................18
MANAGEMENT COMPENSATION..........................................................................................19
   Compensation of Executive Officers............................................................................19
   Summary Compensation Table....................................................................................19
   Compensation of Directors.....................................................................................21
   Compensation of Chief Executive Officer and Other Executives..................................................21
   Related Party Transactions....................................................................................21
   2000 Stock Option Plan........................................................................................22
   Retirement Plans..............................................................................................23
   Limitations of Liability and Indemnification Matters..........................................................23
STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT...............................................................25
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................27



Appendices:


A    --    2000 Stock Option Plan
B    --    Articles of Amendment to Revised Articles of Incorporation of
           MSI Holdings, Inc.
C    --    Plan of Merger of MSI Holdings, Inc. with and into Aperian, Inc.
D    --    Amended and Restated Certificate of Incorporation of Aperian, Inc.
E    --    Bylaws of Aperian, Inc.

                               MSI HOLDINGS, INC.
                              1121 EAST 7TH STREET
                               AUSTIN, TEXAS 78702

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT


DATE, TIME AND PLACE OF THE ANNUAL MEETING


         The annual meeting will be held on September 7, 2000 at 10:00 a.m., local time at the Adams Mark Hotel, 400 Olive Street, Dallas, Texas 75201.


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


         The purpose of the annual meeting is to consider and vote upon five proposals. For the first proposal you will elect nine of our directors. For the second proposal you will consider and vote upon our 2000 Stock Option Plan. For the third proposal you will consider and vote upon our one-for-three stock combination. For the fourth proposal you will consider and vote upon our reincorporation from Utah to Delaware, which includes an increase in our authorized capital. For the fifth proposal you will consider and vote upon the limitation of monetary liability of directors and officers upon the proposed reincorporation in Delaware.


PROXY SOLICITATION


         Your board of directors is soliciting your proxy pursuant to this proxy statement. We will pay all expenses incurred in connection with solicitation of the enclosed proxy. Our officers, directors and regular employees may solicit proxies in person or by telephone. They will receive no additional compensation for their services. We also have retained MacKenzie Partners, Inc. to assist with the proxy solicitation process for a fee of $5,500, including reimbursement of various expenses. We have requested brokers and nominees who hold stock in their names to furnish this proxy statement to their customers, and we will reimburse these brokers and nominees for their related out-of-pocket expenses. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about August 17, 2000.


RECORD DATE AND QUORUM REQUIREMENT

         Our common stock is our only outstanding voting security. The board has fixed the close of business on July 18, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. If you hold our common stock at the close of business on the record date, you will be entitled to one vote for each share you hold on each matter submitted to a vote of shareholders. At the close of business on the record date, there were 36,740,374 shares of our common stock issued and outstanding held by 5,336 holders of record. As of June 22, 2000, our directors and executive officers beneficially owned an aggregate of 2,029,514 shares of our common stock, or approximately 5.4% of the outstanding shares of our common stock entitled to vote.

         The holders of a majority of the outstanding shares entitled to vote at the annual meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

VOTING PROCEDURES

         The election of directors will be determined by plurality vote. You may not cumulate your votes in the election of directors. Approval of the stock option plan will require the votes cast favoring the stock option plan to exceed the votes cast opposing the stock option plan, not counting abstentions. Approval of each of the one-for-three stock combination, the plan of merger and the limitation of liability of directors will require the affirmative vote of a majority of the shares of our common stock outstanding. Therefore, abstentions will have a neutral effect on the election of directors and approval of the stock option plan. However, abstentions or the failure to vote on the stock combination, the reincorporation or the limitation of liability of directors proposals will have the same effect as votes cast against approval of the proposals.

         The proposal to limit the liability of directors is conditioned upon approval of the reincorporation. Therefore, if the reincorporation is not approved, these limitations will not be implemented even if they receive the affirmative vote of a majority of the shares of our common stock outstanding.

         Your broker and, in many cases, your nominee will not have discretionary power to vote on the stock option plan, the stock combination, the reincorporation or the limitation of liability proposals. Accordingly, you should instruct your broker or nominee how to vote. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. A broker non-vote will have the same effect as an abstention on the stock option plan and a vote against the stock combination and the reincorporation proposals.

VOTING AND REVOCATION OF PROXIES

         You may revoke your proxy at any time before it is exercised by:

         o        filing with our Secretary an instrument revoking it;

         o        submitting a properly executed proxy bearing a later date; or

         o        voting in person at the annual meeting.

Unless revoked, all your shares represented by a properly executed proxy received by our Secretary will be voted in accordance with your instructions. Shares represented by each proxy that is properly executed and returned and upon which no contrary instructions are indicated will be voted:

         o FOR the election of the nine persons named below as the nominees of our board of directors for election to the board of directors;

         o        FOR the proposal to adopt our 2000 Stock Option Plan;

         o FOR the amendment to our articles of incorporation to effect a one-for-three stock combination;

         o FOR the approval and adoption of the plan of merger to reincorporate our company from Utah to Delaware; and

         o FOR the proposal to limit the monetary liability of directors upon the proposed reincorporation in Delaware.

         Your shares will be voted by proxy at the annual meeting if your proxy card is properly signed, dated and received by our Secretary prior to or at the annual meeting.

OTHER MATTERS TO BE CONSIDERED

         The board of directors is not aware of any other matter that will be brought before the annual meeting. If, however, other matters are presented, your proxy will be voted in the discretion of the holder of your proxy.

SHAREHOLDER PROPOSALS


         Shareholders may submit proposals on matters appropriate for shareholder action at the annual meeting to be held in 2001. Shareholder proposals for the 2001 annual meeting must be received by us at our offices at 1121 East 7th Street, Austin, Texas, 78702, no later than April 19, 2001 for inclusion in the proxy statement and form of proxy relating to the annual meeting. Any shareholder proposal received after April 19, 2001 will be considered untimely. We may, in our sole discretion, refuse to accept and include any untimely shareholder proposal on the agenda of the annual meeting.

INDEPENDENT AUDITORS

         Ernst & Young LLP were our independent auditors for the fiscal year ended March 31, 2000. The audit committee of the board of directors did not convene during the fiscal year ended March 31, 2000 for the purpose of selecting independent auditors for the 2000 fiscal year. A representative of Ernst & Young LLP will not be present at the annual meeting or available to answer questions.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The board of directors currently consists of eight members. The nominating committee of your board of directors has designated the following nominees for election as our directors:

                  Jack C. Baum
                  Christopher Brickler
                  Donald H. Brush, Ph.D.
                  Daniel Dornier
                  Robert J. Gibbs
                  Stephen J. Metzger
                  Humbert B. Powell, III
                  Davinder Sethi
                  Raymond Wicki

         Six of the nominees are members of our board of directors. For information about each nominee, see "Directors and Executive Officers" below. Should any nominee become unable or unwilling to accept nomination or election, the person acting under the proxy will vote for election in his stead of any other person whom the board of directors recommends. The board of directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected. If elected, each nominee's term on the board will expire at the 2001 annual meeting of our shareholders.

         If the reincorporation proposal is approved, the directors of MSI who are elected at the annual meeting of shareholders will continue as the directors of Aperian after the proposed reincorporation is consummated and until their successors have been duly elected and qualified.


      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF ALL
                             NOMINEES AS DIRECTORS.

             PROPOSAL TWO - ADOPTION OF MSI'S 2000 STOCK OPTION PLAN

         Your board of directors proposes that our shareholders approve the terms of our 2000 Stock Option Plan, a copy of which is attached as Appendix A. We have used stock options as a key element of our overall compensation program for our officers, directors and employees. The board of directors and the compensation committee of the board of directors believe that it is important to have equity-based incentives available to attract and retain quality employees.

         At the same time that your board adopted the 2000 Stock Option Plan, it terminated all of our prior stock option plans. Options under the new plan were substituted for all options outstanding under our prior plans. The maximum number of shares of common stock that could have been issued under the prior plans was 4,500,000.

         The maximum number of shares of common stock that may be issued pursuant to stock options granted under the 2000 Stock Option Plan is 12,000,000. The maximum number is subject to adjustment in certain circumstances and will be adjusted to 4,000,000 shares if the one-for-three combination of our common stock is approved and effected. Of the 12,000,0000 maximum shares, 5,095,950 shares remained available for grant as of August 3, 2000. We estimate that, of our 144 directors and employees on August 3, 2000, 40 would be eligible for grants under the 2000 Stock Option Plan under current eligibility requirements established by the compensation committee of our board of directors. For a description of the 2000 Stock Option Plan, including information regarding persons eligible for participation in the plan and the tax effects of the plan, see "Management Compensation - Stock Option Plan" below.


         The board of directors intends to adopt a second stock option plan under which options may be granted only to employees and consultants who are not officers or directors. The material terms of the second stock option plan will be the same as the 2000 Stock Option Plan, except that:

         o grants will only be allowed for employees and consultants who are not our officers or directors;

         o no incentive stock options may be issued under the second plan; and

         o        stockholder approval of the second plan is not required.

The maximum number of shares of common stock that may be issued pursuant to stock options granted under the second plan will be 2,000,000. As of August 16, 2000, no options to purchase shares of our common stock were outstanding under this plan. However, we intend to terminate options to acquire approximately 1,100,000 shares under our 2000 Stock Option Plan and substitute options for an equal number of shares under the second plan. The substitute options and the outstanding options that they are replacing will have the same terms, including exercise price, dates of vesting and expiration dates. All of the substitute options will be issued to non-executive officer employees as a group. Following this substitution, the shares underlying the cancelled options will be available for grant under the 2000 Stock Option Plan. The board of directors intends to adopt the second plan even if the reincorporation proposal and the stock combination proposal are not approved and we have sufficient shares of common stock presently available for issuance under the second plan.



         Upon approval of the stock combination, the number of shares of common stock underlying the options granted under the 2000 Stock Option Plan will be altered to maintain the same proportion of total outstanding shares as existed before the stock combination. Thus, amounts noted in this proxy statement, including the maximum number of shares of common stock that may be issued pursuant to stock options granted under the 2000 Stock Option Plan, will be divided by three after the stock combination. Accordingly, the maximum number of shares of common stock that may be issued pursuant to stock options granted under the 2000 Stock Option Plan will decrease from 12,000,000 to 4,000,000 if the stock combination is effected. Similarly, the shares of common stock underlying outstanding options and the maximum number of shares of common stock that may be issued pursuant to the second plan will decrease if the stock combination is effected.



         In addition to the foregoing stock options, our 2000 Stock Option Plan contemplates the distribution of other equity-based awards tied to our common stock. Such awards are subject to the discretion of our board of directors or the board-appointed committee authorized to administer the 2000 Stock Option Plan. Receipt of the awards may be subject to achievement of performance-based factors at the discretion of the board or committee. The maximum number of shares that may be issued pursuant to the non-stock option awards is 1,200,000 (400,000 if the stock combination is effected), or ten percent of the total issuable shares under the 2000 Stock Option Plan.




      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF
                          THE 2000 STOCK OPTION PLAN.

                PROPOSAL THREE - ONE-FOR-THREE STOCK COMBINATION

         Your board of directors has adopted a proposal to effect a stock combination of our issued and outstanding common stock, par value $.10 per share, in the manner described below. An amendment to Article Four of our articles of incorporation is required to effect the stock combination. The proposed articles of amendment to our articles of incorporation are attached to this proxy statement as Appendix B.

         If you approve the amendment to our articles of incorporation, then upon the filing of the amendment each three outstanding shares of our common stock will automatically be converted into one share of new common stock. The then outstanding stock certificates for shares of our common stock will represent one-third as many shares of new common stock after the stock combination is effective. The stock combination will not proportionately reduce our authorized capital stock, which shall continue to consist of 50,000,000 shares of common stock and 10,000,0000 shares of preferred stock after the stock combination. However, if the reincorporation is approved, Aperian's authorized capital stock will be 75,000,000 shares of common stock and 10,000,000 shares of preferred stock. See "Proposal Four - Reincorporation of MSI -- Authorized Capital" below. We will not issue fractional shares of new common stock. Instead of receiving fractional shares, shareholders who hold a number of shares not evenly divisible by three immediately prior to the date that the stock combination takes effect will be entitled to receive cash for any fractional share. The surrender of certificates representing shares of our common stock will not be necessary to effect the combination of shares. However, we will request that holders of our common stock send in their certificates to be exchanged into certificates for the new common stock, which, if the reincorporation is approved, will represent shares in Aperian and, if the reincorporation is not approved, will represent our shares. If both the stock combination and the reincorporation are approved, we anticipate completing the reincorporation immediately following our filing of articles of amendment to our articles of incorporation to effect the stock combination.

         Approvals of the stock combination and the reincorporation are not dependent on each other. If you approve both the stock combination and the reincorporation, we will complete both events. If you approve only one of the stock combination or the reincorporation, we will complete the event you approve.

         Approval of the stock combination will require the affirmative vote of the holders of a majority of our outstanding shares of common stock on the record date.

         Reasons for the Stock Combination. Many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in these stocks. Investors may believe that low stock prices reflect companies that are of low quality or poor performers. Accordingly, we believe that the current per share price of the our common stock may reduce the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low priced stocks to their clients. Brokerage firm policies and practices tend to discourage individual brokers from dealing in low priced stocks for various reasons, including the perception that those stocks are unduly speculative. Additionally, many institutional investors have policies prohibiting them from holding low priced stock in their own portfolios, which not only reduces the number of potential buyers of our stock but also adversely affects our ability to raise capital in public and private markets. The structure of trading commissions tends to have an adverse impact upon holders of low priced stock because the brokerage commission on a purchase or sale of low priced stock generally represents a higher percentage of the sales price than the commission on higher priced stocks. Moreover, analysts at many brokerage firms will not monitor the trading activity of lower priced stocks.

         Your board believes that the stock combination should put our common stock in a price range that will enhance its marketability to the financial community and investing public and may mitigate any reluctance on the part of brokers and investors to trade in our common stock. This combination should also enhance our ability to raise the additional capital we need to expand our operations.

         Effects of the Stock Combination. The principal effect of the one-for-three stock combination will be to decrease the number of outstanding shares of common stock from 36,740,374 to approximately 12,246,790 shares of common stock, based on share information as of the record date. The stock combination would not affect our shareholders' proportionate equity interest in us. In addition, your board will take appropriate action to adjust proportionately the number of shares of our common stock issuable upon exercise of outstanding options and similar securities, and to adjust the related exercise prices, to reflect the stock combination. The stock combination will not affect the registration of our common stock under the Securities Exchange Act of 1934 or the listing of our common stock on Nasdaq. The stock combination will not have a material effect on the number of record holders and, in any event, will not have the effect of reducing the number of record holders to less than 300.

         The stock combination may leave some shareholders with one or more "odd lots" of common stock, which means stock in amounts of less than 100 shares. The odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in even multiples of 100.

         Each shareholder's percentage ownership of our common stock will not be altered except for the effect of the elimination of fractional shares. We estimate that it will cost less than $25,000 to pay for fractional shares.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

         If you approve and adopt the stock combination, shareholders will be requested to exchange their stock certificates for new certificates representing the shares of new common stock that will evidence the effect of the stock combination. If you approve both the stock combination and the reincorporation proposals, the new certificates will represent shares of common stock of Aperian. If you approve the stock combination but not the reincorporation the new certificate will represent our shares of common stock. Our shareholders of record on the date that the one-for-three stock combination takes effect will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by our transfer agent, Interwest Transfer Company, Inc. Our shareholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates.


         No fractional shares of new common stock will be issued as a result of the stock combination. Instead of receiving fractional shares, shareholders who hold a number of shares not evenly divisible by three immediately prior to the date that the combination takes effect will be entitled to receive cash for any fractional share. The amount of cash, without interest, will be determined by multiplying:


         o the fractional interest to which the shareholder would otherwise be entitled, after taking into account all shares of common stock then held by the shareholder; and

         o the product of three multiplied by the closing price of our common stock on the Nasdaq Stock Market immediately preceding the date on which the stock combination is effective.

Any shareholder whose certificate for our common stock has been lost, destroyed or stolen will be entitled to issuance of a certificate representing the shares of new common stock after giving effect to the stock combination upon satisfying our requirements and the requirements of our transfer agent.


         For a summary of the material federal income tax consequences of the stock combination on our shareholders, see "Proposal Four- Reincorporation of MSI -- Summary of Federal Income Tax Consequences of the Proposed Stock Combination and Reincorporation" below.



  YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE STOCK COMBINATION.

                     PROPOSAL FOUR - REINCORPORATION OF MSI


INTRODUCTION

         For the reasons stated below, the board of directors believes that our best interests and the best interests of our shareholders will be served by changing our state of incorporation from Utah to Delaware. The board of directors has approved the reincorporation, which will be effected pursuant to the plan of merger. Under the plan of merger, you will become shareholders of Aperian. Aperian will continue to operate our business. Pursuant to the plan of merger, each outstanding share of our common stock will automatically be converted into one share of Aperian's common stock, $.01 par value. We began doing business under the name of Aperian on March 6, 2000.

         If approved by you, it is anticipated that the merger will become effective as soon as practicable following the annual meeting.

VOTE REQUIRED

         Approval of the reincorporation proposal will require the affirmative vote of the majority of our outstanding shares of common stock on the record date. Delaware law and the certificate of incorporation and bylaws of Aperian differ from Utah law and our existing charter and bylaws. Therefore, approval of the reincorporation proposal will also have the effect of:

         o approving an increase in the number of authorized shares of common stock from 50,000,000 to 225,000,000 (75,000,000 if the stock combination is effected); and

         o approving other provisions of the certificate of incorporation and bylaws of Aperian, copies of which are attached as Appendices D and E.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As we plan for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. We also believe that reincorporation in Delaware may reduce the cost and time involved in raising capital and engaging in other business transactions because investors and other companies and their counsel are generally more familiar with Delaware law.

         Prominence, Predictability and Flexibility of Delaware Law. Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by us. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.


         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

AUTHORIZED CAPITAL

         As a part of the reincorporation, our authorized capital stock will increase. Our articles of incorporation currently authorize us to issue up to 50,000,000 shares of common stock, $0.10 par value, and 10,000,000 shares of preferred stock, $2.00 par value. The certificate of incorporation of Aperian authorizes 225,000,000 shares of common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.01 par value. If the stock combination is approved, the certificate of incorporation of Aperian will authorize 75,000,000 shares of common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.01 par value. The preferred stock may be issued from time to time, and will have the rights, preferences, privileges and restrictions as the board of Aperian may determine, without any vote or other approval by the stockholders of Aperian. The rights of holders of Aperian common stock will be subject to the rights of the holders of any preferred stock that may be issued in the future. The board believes that the ability to issue preferred stock provides desirable flexibility in connection with possible future corporate transactions. Issuance of preferred stock also could make it more difficult for a third party to acquire a majority of the outstanding voting stock, thereby delaying, deferring or preventing a change in control. Aperian has no present plan to issue any shares of its preferred stock.

         If the stock combination is approved, the number of shares outstanding as of the record date would decrease from 36,740,374 to approximately 12,246,790. The combined effect of the decrease in shares outstanding and the proposed increase in authorized shares would result in an increase of shares of common stock available for issuance from approximately 13,259,626 as of the record date to approximately 62,753,210.

         Your board of directors believes that the increase in authorized capital is beneficial to our rapidly growing company by making additional shares available for possible future transactions, such as acquisitions, financings, strategic alliances, or issuances of common stock under stock option or other benefit plans. If approved, the increase in authorized capital will allow your board to respond promptly and effectively to opportunities involving the issuance of shares of common stock.

         We are continuously evaluating financing opportunities and potential acquisitions that could result in the issuance of common stock or securities convertible into common stock. We presently have no specific plans or proposals regarding transactions that are expected to require us to issue any of the additional authorized shares.

         Your board of directors is not proposing the increased capitalization as a means of discouraging tender offers or takeover attempts. However, in the event of an unsolicited tender offer or takeover proposal, the increased number of shares could give the board of directors greater opportunity to issue shares to persons who are friendly to management. Such shares might also be available to make acquisitions or enter into other transactions that might frustrate potential offerors.

OTHER PROVISIONS OF THE CHARTER AND BYLAWS OF APERIAN

         The provisions of the Aperian certificate of incorporation and bylaws are similar to those of our articles of incorporation and bylaws in most respects. However, the reincorporation may include the implementation of provisions in the Aperian certificate of incorporation and bylaws that alter the liabilities of directors if approved by our shareholders. See "Proposal Five - Limitation of Monetary Liability of Directors," below. Other changes in the rights of stockholders and powers of management are the result of the application of Delaware law. See "Antitakeover Implications" and "Significant Differences Between the Corporation Laws of Utah and Delaware," below.

ANTITAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. These measures are not included in the certificate of incorporation or bylaws of Aperian. The reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of us or to obtain representation on the board of directors.

         The reincorporation proposal has antitakeover implications because, by operation of law, Section 203 of the Delaware General Corporation Law restricts "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the board of directors approves the business combination.

         Aside from the possible antitakeover effect of our increased capitalization, as discussed in "Authorized Capital," above, we are not proposing any provisions for the certificate of incorporation or bylaws of Aperian that have antitakeover provisions.

NO CHANGE IN THE BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES

         The reincorporation proposal will effect a change only in our name, legal domicile and other changes of a legal nature as described in this proxy statement. The board of directors and management believe that the name Aperian will result in a more appropriate image and brand for our company. The proposed reincorporation will not result in any change in the business, management (except as described in this proxy statement), fiscal year, assets or liabilities or location of our principal facilities. All of our obligations will become the obligations of Aperian. Our employee benefit arrangements will also be continued by Aperian upon the terms and subject to the conditions currently in effect. After the merger, the shares of common stock of Aperian will continue to be traded, without interruption, in the same principal market as the shares of common stock of MSI are traded prior to the merger.

         If the reincorporation proposal is approved, the directors of MSI who are elected at the annual meeting of shareholders will continue as the directors of Aperian after the proposed reincorporation is consummated and until their successors have been duly elected and qualified.

         Prior to the effective date of the merger, we will obtain any consents required for the merger from parties with whom we may have contractual arrangements. As a result, our rights and obligations under our contractual arrangements will continue and be assumed by Aperian.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND DELAWARE

         The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this proxy statement, the differences that could materially affect the rights of shareholders are discussed below.

         Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under the Utah Control Shares Acquisitions Act, shares acquired in a "control share acquisition" by a single shareholder or group of shareholders that give the shareholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquiror). The Utah Control Shares Acquisitions Act applies only to a corporation formed under the laws of the State of Utah that has all of the following:

         o        100 or more shareholders;

         o its principal office or place of business, or substantial assets, located in Utah; and

         o        any of (i) more than 10% of its shareholders resident in Utah,
                  (ii) more than 10% of its shares owned by Utah residents or
                  (iii) 10,000 shareholders that are Utah residents.

We do not have our principal office, any place of business, or substantial assets in the State of Utah or a significant number of shareholders who are Utah residents. Accordingly, the protections and restrictions of the Control Shares Act do not presently apply to us or our common stock.

         Section 203 of the Delaware General Corporate Law prohibits a corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         o prior to the date on which the stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

         o the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder; or

         o the business combination is approved by the board of directors and approved at a stockholder meeting by the holders of two-thirds of the voting stock not owned by the interested stockholder.

         Section 203 only applies to Delaware corporations that have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system, such as Nasdaq, or are held of record by more than 2,000 stockholders. However, a corporation may elect not to be governed by
Section 203 by a provision in its Certificate of Incorporation or its Bylaws. Aperian has not opted out of Section 203. Accordingly, following consummation of the reincorporation transaction, Section 203 will confer upon the board of directors the power to reject certain business combinations with interested stockholders, even though a potential acquiror may be offering a substantial premium.


Indemnification and Limitation of Liability. Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charter eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. We do not have such a provision in our current charter, but Aperian will have such a provision if approved by our shareholders. See "Proposal Five - Limitation of Monetary Liability of Directors," below. There are nonetheless differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents.

         Utah law does not permit the elimination of monetary liability where liability is based on:

         o a financial benefit received by a director to which the director is not entitled;

         o an intentional infliction of harm on the corporation or its shareholders;

         o        an unlawful distribution; or

         o        an intentional violation of criminal law.

         Delaware law does not permit the elimination of monetary liability for:

         o breaches of the director's duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

         o the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

         o transactions in which the director received an improper personal benefit.

         Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation. Similarly, Delaware law allows indemnification of expenses incurred during derivative and third-party actions; however, Delaware law requires court approval of indemnification in both derivative and third-party actions when a person is adjudged liable to the corporation.

         Dividends and Repurchase of Shares. Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         Under Utah law, a corporation may not make any distribution, or repurchase its shares if, after giving effect to the distribution or repurchase:

         o the corporation would not be able to pay its debts as they become due in the normal course; or

         o its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

         To date, MSI has not paid any cash dividends on its outstanding shares of common stock and does not anticipate doing so in the foreseeable future.

         Stockholder Voting. Both Utah and Delaware law generally require that the holders of a majority of the shares of voting stock of both acquiring and target corporations approve statutory mergers. Neither Utah nor Delaware law requires a stockholder vote of the surviving corporation in a merger if:

         o the merger agreement does not amend the existing certificate of incorporation;

         o each share of the stock of the surviving corporation outstanding immediately before the merger is an identical outstanding share after the merger; and

         o either no shares of common stock of the surviving corporation and no securities convertible into common stock are to be delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be delivered under the plan of merger plus those initially issuable upon conversion of any other securities to be delivered under the plan do not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

         Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by the holders of a majority of the outstanding voting shares of the selling corporation.

         Utah law also requires that mergers, reorganizations, sales of assets and similar transactions be approved by a majority vote of each voting group entitled to vote separately on the plan of merger, reorganization or sale. In general, a class or series of stock is entitled to vote separately (or together with similarly affected shares of different series of the same class) if the proposed transaction would change the rights, preferences or limitations of the respective class or series. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a class of shares. As a result, stockholder approval of transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

         Appraisal Rights. Under both Utah law and Delaware law, a stockholder of a corporation participating in major corporate transactions may be entitled to appraisal rights under which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. Under Delaware law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in these circumstances. Utah and Delaware law both provide exemption from appraisal for a transaction by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares. Delaware and Utah law also provide an exemption to a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

         Inspection of Records. Delaware law allows stockholders and directors to inspect the corporation's records and stockholder list for purposes reasonably related to the person's interests as a stockholder or director upon written demand. In contrast, under Utah law, directors or shareholders may inspect certain corporate records for any purpose as long as the directors or shareholders gives the corporation written notice five business days in advance. Other records, including the shareholder list and minutes from meetings of the board of directors, may be inspected only for a purpose reasonably related to the shareholder's or director's interest.

APPRAISAL RIGHTS


         Our shareholders do not have appraisal rights triggered by the reincorporation.

See "Proposal Three -- One-for-Three Stock Combination- Exchange of Stock Certificates and Payment for Fractional Shares" for a discussion of the exchange of stock certificates representing our shares for stock certificate representing Aperian shares.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED STOCK COMBINATION AND REINCORPORATION

         The following is a discussion of the federal income tax considerations that may be relevant to holders of our common stock who receive Aperian common stock in exchange for their MSI common stock as a result of the proposed stock combination and reincorporation. The discussion does not address all of the tax consequences of the proposed stock combination and reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Aperian common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF THE TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION AND STOCK COMBINATION INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

         o No gain or loss should be recognized by holders of MSI common stock upon receipt of Aperian common stock pursuant to the proposed reincorporation;

         o The aggregate tax basis of the Aperian common stock received by each stockholder in the proposed reincorporation should be equal to the aggregate tax basis of MSI common stock surrendered in exchange therefor;

         o The holding period of the Aperian common stock received by each shareholder of MSI should include the period for which the shareholder held MSI common stock surrendered in exchange therefor, provided that the MSI common stock was held by the shareholder as a capital asset at the time of proposed reincorporation; and

         o MSI should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and Aperian should succeed, without adjustment, to the federal income tax attributes of MSI.

         In addition, the one-for-three stock combination will qualify as a recapitalization described in Section 386(a)(1)(E) of the Code, and no gain or loss will be recognized by us in connection with the stock combination. The receipt by a shareholder of shares of common stock, except to the extent that cash is received in lieu of fractional shares, in the stock combination will be a nontaxable transaction for federal income tax purposes. Consequently, except with respect to cash received in lieu of fractional shares of common stock, a shareholder will not recognize taxable gain or loss with respect to shares of common stock received as a result of the stock combination. In addition, the aggregate tax basis of a shareholder's shares of common stock prior to the stock combination, excluding the portion of the basis allocable to fractional shares of common stock, will carry over as the tax basis of the shareholder's shares of common stock received as a result of the combination. Each shareholder will be required to allocate his or her basis in the shares of common stock ratably among the total number of shares of common stock received as a result of stock combination. The holding period of the shares of new common stock will include the holding period during which the shareholder held our current common stock, provided that the common stock is held by the shareholder as a capital asset when the stock combination is completed.

         We have not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the proposed reincorporation under the tax code. A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a stockholder recognizing gain or loss with respect to each share of MSI common stock exchanged in the proposed reincorporation equal to the difference between the stockholder's basis in the share and the fair market value, as of the time of the proposed reincorporation, of the Aperian common stock received in exchange therefor. In this event, a stockholder's aggregate basis in the shares of Aperian common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for the shares would not include the period during which the stockholder held MSI common stock.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE REINCORPORATION.

         PROPOSAL FIVE - LIMITATION OF MONETARY LIABILITY OF DIRECTORS


         Your board of directors has adopted a proposal that would eliminate personal monetary liability of our directors to the fullest extent permitted by Delaware law. These limitations will appear in Article Ten of Aperian's charter. See the attached Appendix D. If you approve both the reincorporation in Delaware and this proposed limitation of personal monetary liability of our directors, then Aperian's charter will provide that directors will not be liable to Aperian or its stockholders for monetary damages for breach of fiduciary duty, except for:


         o any breach of a director's duty of loyalty to Aperian or its stockholders;

         o acts or omissions that are not in good faith or that involve intentional misconduct or knowing violation of the law;

         o unlawful payment of dividends or unlawful stock purchases or redemptions under Section 174 of the Delaware General Corporation Law; and

         o any transaction in which the director derived an improper personal benefit.

         For this proposal to be effected, our shareholders must approve both this proposal and the proposal to reincorporate in Delaware. If you do not approve the reincorporation in Delaware, then this proposal will not be implemented. Our articles of incorporation, which will remain in effect if the reincorporation is not approved, do not have any similar provision, although Utah law permits similar limitations on director liability. If the reincorporation proposal is approved by our shareholders, but this proposal is not approved, then Aperian's charter will not include this limitation of monetary liability of directors.

         Your board of directors believes that these provisions are appropriate in order for us to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Investigations, claims, actions, suits or proceedings (including derivative actions) seeking to impose liability on directors of corporations are commonplace. Such proceedings can be extremely expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle claims against a director. Settlement amounts, even if immaterial to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual director defendants. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved may exceed any benefit to him or her from serving as a director of a corporation.

         We do not believe that the elimination of monetary liability will have any effect on the standard of duty with which the directors must comply or on the availability of equitable relief.


         The proposed limitation of monetary liability will only apply to future conduct of our board of directors. We do not know of any pending or threatened claims or proceedings that would be affected by this proposal.


         Your board of directors, individual members of which will personally benefit from adoption of the proposed limitation of monetary liability, strongly believes that this proposal is in the best interest of your company and its shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE LIMITATION OF MONETARY
                            LIABILITY OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table summarizes information concerning each of our directors, director nominees and officers as of the date of this proxy statement.


Name                                        Age               Position

Robert J. Gibbs (1)(2)                      45                President, Chief Executive Officer
                                                              and Director

Christopher Brickler (1)                    28                Executive Vice President - Marketing and
                                                              Business Development and Director

Marsha Cameron                              45                Executive Vice President - Administration

Wayne A. Irwin                              38                Executive Vice President - Sales and
                                                              Business Operations

Douglas W. Banister                         38                Chief Financial Officer and Vice
                                                              President - Finance

James P. Bates                              53                Chief Information Officer

Glenn Birk                                  31                Vice President - Sales

Daniel Dornier (1)(3)(4)                    36                Director

Stephen J. Metzger (1)(2)(3)(4)             47                Director

Humbert B. Powell, III                      61                Director

Davinder Sethi (1)(2)(3)(4)                 52                Director

Jack C. Baum                                43                Director Nominee

Dr. Donald H. Brush                         53                Director Nominee

Raymond Wicki                               56                Director Nominee


----------

(1) Member of the executive committee
(2) Member of the nominating committee
(3) Member of the audit committee
(4) Member of the compensation committee

         Robert J. Gibbs joined us in June 1999 as president and chief executive officer. From 1997 to 1999, Mr. Gibbs founded and served as a consultant with Sigma Solutions Group, which provides executive management services for high tech startup companies. From 1990 to 1997, Mr. Gibbs served as president, executive vice president and chief financial officer of Uniden America Corporation, a wireless products and services company. He received a bachelor of science in finance from the University of Colorado and received a master of business administration from Southern Methodist University.

         Christopher Brickler joined us in June 2000 as executive vice president of marketing and business development. Mr. Brickler has been a director of our company since October 1999. From December 1998 to October 1999, he served as vice president of BT Global Business Markets, a communications services provider based in London. Previously, he was employed for five years with GTE, most recently in the development of GTE's Internet technology. He received a bachelor of business administration degree from the University of Texas.

         Marsha Cameron joined us in May 2000 as executive vice president of administration. From 1995 to 2000, Ms. Cameron served as vice president of workforce effectiveness for GTE Corporation. From 1991 to 1995, she served in several capacities for Watson Wyatt, most recently as Worldwide Practice Director of Compensation Consulting. She received a bachelor of science from University of California at Riverside and a master of science from Columbia University in New York.

         Wayne A. Irwin joined us in May 2000 as executive vice president of sales, marketing, and operations. From 1997 to 2000, Mr. Irwin served as assistant vice president - Web Commerce, and assistant vice president of channel strategy at GTE Corporation. From 1993 to 1997, he served as director - wholesale markets for GTE Network Services. He received a bachelor of science in business administration from Central Michigan University and received a master of business administration from Xavier University in Cincinnati.

         Douglas W. Banister joined us in August 1999 as chief financial officer and vice president of finance. From 1990 to 1999, Mr. Banister served as accounting manager, vice president and chief financial officer of Uniden America

Corporation. From 1987 to 1990, Mr. Banister served as controller for D.R. Horton Custom Homes. From 1983 to 1987, he served as a senior auditor with Ernst & Young, L.L.P. He received a bachelor of business administration in accounting from Texas Wesleyan University. He has been a certified public accountant since 1986.

         James P. Bates joined us in May 2000 as chief information officer and vice president. From 1998 to 2000, Mr. Bates served as a consulting practice director, e-Business and Internet applications, with Oracle Corporation. From 1996 to 1998, he served as chief information officer and vice president, Information Services with Vari*Lite, Inc. From 1989 to 1996, he served as a manager in the software engineering and information technology groups at DSC Communications, Inc. He received a bachelor of business administration from the University of Texas at Austin and received a master of business administration from the University of Utah. He has been a certified public accountant since 1985.


         Glenn Birk joined us in February 1999 as vice president of sales. From 1997 to 1999, Mr. Birk served as an account executive with GTE/BBN. From 1996 to 1997, he served as an account executive with Lawson Sofware. From 1994 to 1996, he served as an account executive with AT&T Corp. From 1990 to 1994, he served as an account executive with NCR Comten. He received a bachelor of business administration in marketing from the University of Texas at Austin.


         Daniel Dornier has been a director of our company since July 1998. From August 1991 to June 1993, Mr. Dornier was an investment banker with SBC-Warburg Dillon Reed. From 1993 to 1995, Mr. Dornier was a private investment manager for various family-owned companies. From 1995 to 1998, Mr. Dornier served as president of Dornier Capital Advisors, where he managed investments for high net worth individuals in Europe. In 1998, he co-founded Greenwich AG, Hamburg, which focuses on early stage investments in high-growth companies in Germany and the U.S. Mr. Dornier studied business at the University of Nuertingen, Germany and received an MBA from the Zurich campus of the City University, Bellevue, Washington.

         Stephen J. Metzger has been a director of our company since August 1999. Currently, Mr. Metzger is Managing Director of AngelWorks, a philanthropic foundation. From 1998 to 1999, he was the chief executive officer of Waller Creek Communications, an Austin, Texas based competitive local exchange carrier. From 1994 to present, Mr. Metzger has managed Manchester International Incorporated, a company which provides interim management, strategy, business development, specialized training and investment consulting to telecommunications carriers, computer companies and network equipment providers. From 1991 to 1993, Mr. Metzger was president and chief executive officer of NetCommand, a consulting firm specializing in the development of internet services, electronic data interchange and electronic commerce strategy, products and organizations for global corporations, international carriers and value added networks.

         Humbert Powell, III has been a director of our company since August 1999. Since 1997, he has been a managing director of Sanders Morris Mundy, an NASD-member investment banking firm. From 1995 to 1997, Mr. Powell was vice chairman and director of Marleau, Lemire, Securities, Inc. and chairman of the board of Marleau, Lemire USA. From 1988 through February 1995, Mr. Powell served as a senior managing director in the Corporate Finance Department of Bear Stearns & Co. Mr. Powell currently serves as a director for Bikers Dream Inc., Evolve, Lawman Corp., Millennium Vue Inc. and Osicom Technologies Inc., and as a trustee of Salem-Teikyo University. Mr. Powell received degrees in business and economics from the University of Florida and Salem University.

         Davinder Sethi has been a director of our company since August 1999. Since 1996, he has been an independent advisor and investor in the fields of information technologies and finance. From 1990 to 1996, he served as director and senior advisor to Barclays de Zoete Wedd. Dr. Sethi currently serves as a director of Pamet Systems, Inc., where he also serves on the audit and compensation committees. Dr. Sethi received a doctorate and a masters degree in operations research, economics and statistics from the University of California at Berkeley and is a graduate of the executive management program of Pennsylvania State University.

         Jack C. Baum has been the president of Sagebrook Technology since 1998. From 1997 to 1998, he was a principal of Engles Urso Foomer Capital Corporation. Prior to 1997, he founded and owned Canyon Cafe. Mr. Baum serves on the board of directors of Furr's Bishop's, Inc., BridgePoint Technical Manufacturing Corporation, WiseCity.com, FuGEN Technologies, Isochron Data Corporation, Vital Careers, Emplawyernet.com, SkillsVillage.com, New Network, Ltd. and Fuel Marketing Solutions. Mr. Baum received his bachelor's degree in business administration from the University of Texas in 1977.

         Dr. Donald H. Brush is co-founder and has been president of The Renova Corporation since 1985. Dr. Brush was formerly on the tenured faculty of Rensselaer Polytechnic Institute, where he taught the management of science and technology, and The University of Texas at Dallas, where he was director of the undergraduate management program. Dr. Brush is a director of the Hogan Quality Institute and the Texas Quality Consortium and is on the editorial board of the Journal for Corporate Education. Mr. Brush received his doctorate and masters degrees in psychology from the University of Georgia and his bachelor's degree in psychology from Denison University.

         Raymond Wicki is a co-founder and chairman of M2, a Swiss investment company, and Bern Venture, a Berne based venture capital fund. From 1990 to 2000, he was the chief executive officer of Ban von Graffenried, a family owned private bank in Bern. Mr. Wicki serves on the boards of several industrial, finance and service companies in Switzerland, Germany and the United States. Mr. Wicki received a degree in business administration and a doctorate in finance and taxation from the University of Berne. Mr. Wicki also received a masters degree in business administration from Kent State University.

         We have no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All of our officers serve at the pleasure of our board of directors. All officers will hold office until the next annual meeting of our shareholders.

RELATIONSHIPS AMONG BOARD MEMBERS AND EXECUTIVE OFFICERS

         Christopher Brickler, executive vice president - marketing and business development and one of our directors, is the step-son of Robert J. Gibbs, our president and chief executive officer.

MEETINGS AND COMMITTEES OF DIRECTORS

         The board of directors held 21 meetings during the fiscal year ended March 31, 2000. Humbert Powell, III attended fewer than 75% of the meetings of the board of directors during the fiscal year ended March 31, 2000.

         The board of directors has four standing committees: the executive committee; the audit committee; the compensation committee; and the nominating committee. The executive committee, which met nine times during the fiscal year ended March 31, 2000, is authorized to exercise the powers of the board of directors during the intervals between meetings of the board of directors and has the authority to conduct any business the board of directors is authorized to conduct. The audit committee, which did not meet during the fiscal year ended March 31, 2000, recommends to the board of directors the engagement of our independent accountants and reviews the plans for, and the results and scope of, the annual auditing engagement. The compensation committee, which did not meet during the fiscal year ended March 31, 2000, is responsible for determining the compensation of executive officers, including bonuses, and administering our stock option plan. The nominating committee, which was constituted on February 22, 2000, did not meet during the fiscal year ended March 31, 2000. The nominating committee recommends nominees for membership on the board of directors. The executive committee consists of Messrs. Brickler, Dornier, Gibbs, Metzger and Sethi. The audit committee consists of Messrs. Sethi, Dornier and Metzger. The compensation committee consists of Messrs. Dornier, Metzger, and Sethi. The nominating committee consists of Messrs. Gibbs, Metzger and Sethi.

         The nominating committee of your board of directors will not consider nominees for the Board of Directors recommended by you or other shareholders.

                             MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         SUMMARY COMPENSATION TABLE. The following table summarizes the compensation earned during each of the last three fiscal years by (i) our chief executive officers who served during the fiscal year ended March 31, 2000, (ii) two most highly compensated other executive officers whose salary and bonus for the fiscal year ended March 31, 2000 was $100,000 or greater and (iii) two executive officers whose salary and bonus for the fiscal year ended March 31, 2000 was $100,000 or greater and who were not serving as an executive officer at the end of the fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                      ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                                   --------------------------------------------------------    --------------------------
                                                                                               SECURITIES
                                                                               OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR          SALARY         BONUS       COMPENSATION     OPTIONS      COMPENSATION
---------------------------        ----------     ----------     ----------    ------------    ----------    ------------

ROBERT J. GIBBS ..............           2000     $  144,690     $  170,000             --      1,362,950             --
  CHAIRMAN AND
  CHIEF EXECUTIVE OFFICER

GLENN BIRK ...................           2000     $  106,282     $   83,335             --        155,000             --
  VICE PRESIDENT OF SALES

DOUGLAS W. BANISTER ..........           2000     $  123,116             --     $      781        100,000             --
  CHIEF FINANCIAL OFFICER

JOSE G. CHAVEZ ...............           2000     $   19,162             --                        62,500             --
  FORMER PRESIDENT AND .......           1999     $   95,000                    $    7,800
  CHIEF EXECUTIVE OFFICER ....           1998     $  105,500

ROGER LANE ...................           2000     $  115,785             --             --             --             --
  FORMER CHIEF OPERATING
  OFFICER

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information regarding the stock options granted to and exercised by the named executive officers during the fiscal year ending March 31, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         % OF TOTAL
                                          NUMBER OF        OPTIONS
                                         SECURITIES        GRANTED                           DATE OF
                                         UNDERLYING          TO                               GRANT
                                          OPTIONS         EMPLOYEES         EXERCISE          MARKET         EXPIRATION
                                          GRANTED      IN FISCAL 2000         PRICE           PRICE             DATE
                                         ----------    --------------     ------------     ------------      -----------
ROBERT J. GIBBS ..................        1,362,950            40.94%     $       5.56     $       5.56        June 2009
  CHAIRMAN AND CHIEF EXECUTIVE
  OFFICER
GLENN BIRK .......................           55,000             1.65%     $       6.63     $       6.63      August 2009
  VICE PRESIDENT OF SALES
GLENN BIRK .......................          100,000             3.00%     $       4.56     $       4.56      August 2009
  VICE PRESIDENT OF SALES
DOUGLAS W. BANISTER ..............          100,000             3.00%     $       4.50     $       4.50      August 2009
  CHIEF FINANCIAL OFFICER
JOSE G. CHAVEZ ...................               --               --                --               --               --
  FORMER PRESIDENT AND
  CHIEF EXECUTIVE OFFICER
ROGER LANE .......................               --               --                --               --               --
  FORMER CHIEF OPERATING OFFICER


         OPTION EXERCISES AND FISCAL YEAR END VALUES. The following table provides information about the number of shares issued upon option exercises by the named executive officers during fiscal year ended March 31, 2000, and the value realized by the named executive officers. The table also provides information about the number and value of options held by the named executive officers at March 31, 2000.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                                                     VALUE OF UNEXERCISED
                                                                       NUMBER OF SECURITIES              IN-THE-MONEY
                                                                      UNDERLYING UNEXERCISED              OPTIONS AT
                                         SHARES                         OPTIONS AT YEAR-END               YEAR-END (1)
                                      ACQUIRED ON       VALUE       ---------------------------   ---------------------------
             NAME                       EXERCISE       REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                     ------------   ------------   ------------  -------------   ------------  -------------

ROBERT J. GIBBS ...................             --             --        545,180        817,770   $ 12,059,382   $ 18,089,072
  CHAIRMAN AND CHIEF EXECUTIVE
   OFFICER
GLENN BIRK ........................             --             --         80,000         75,000      1,669,600      1,565,250
   VICE PRESIDENT OF SALES
DOUGLAS W. BANISTER ...............             --             --         25,000         75,000        587,500      1,762,500
  CHIEF FINANCIAL OFFICER
JOSE G. CHAVEZ ....................             --             --             --             --             --             --
  FORMER PRESIDENT AND CHIEF
  EXECUTIVE OFFICER
ROGER LANE ........................             --             --             --             --             --             --
  FORMER CHIEF OPERATING
  OFFICER

----------

(1) Value based on the March 31, 2000 closing price of the common stock of $28.50 per share.

COMPENSATION OF DIRECTORS

         We pay each director who is not an employee of ours $1,000 for attending each meeting of the board of directors and $500 for attending each committee meeting. Each director also receives options to purchase 25,000 shares of common stock upon becoming a director and 25,000 options annually for each subsequent year. Additionally, we reimburse each director for expenses incurred in attending meetings of the board of directors and committees of the board of directors.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVES

         In June 1999, we entered into an employment agreement with Robert J. Gibbs, our president and chief executive officer. Mr. Gibbs' agreement provides for a two-year term with a two-year extension and a base salary of $150,000 for the first year and $240,000 during the second year and each subsequent term, if the agreement is extended. In addition, Mr. Gibbs' agreement provides for options to purchase up to 1,362,950 shares of common stock at $5.56 per share having the following terms: (i) options to purchase 272,590 shares of common stock vested immediately upon grant on June 30, 1999, (ii) options to purchase 272,590 shares of common stock to vest 91 days after the grant date, (iii) options to purchase 545,180 shares of common stock to vest on the first anniversary of the grant date and (iv) options to purchase 272,590 shares of common stock to vest on the second anniversary of the grant date. Mr. Gibbs' agreement also entitles him to receive a bonus equal to 1.5% of each equity offering consummated by us during his first year of employment. The bonus is capped at $170,000 and has already been paid in full. Mr. Gibbs' agreement also provides for a discretionary bonus to be decided by the board of directors of up to $50,000 during the first year. Additional bonus opportunities are available in the second year. Upon termination of Mr. Gibbs' employment for death, disability or without cause, Mr. Gibbs is entitled to payments over a two-year period equal to $240,000. Mr. Gibbs' agreement also provides for a $800 monthly transportation allowance. Mr. Gibbs' agreement is terminable by either party at any time.

         As of March 24, 1999, we entered into an employment agreement with Roger M. Lane, chief operating officer. The agreement provided for an annual base salary of $120,000 and reimbursement of ordinary, necessary and documented business expenses. In addition, the agreement provided for stock options to purchase up to 450,000 shares of common stock vesting as follows: (i) options to purchase 100,000 shares of common stock will vest at six months after the grant date of March 24, 1999; (ii) options to purchase an additional 110,000 shares of common stock will vest on the first anniversary of the grant date; and (iii) options to purchase 120,000 shares of common stock will vest on each of the second and third anniversary of the grant date. The agreement is terminable by either party. In July 1999, the agreement and Mr. Lane's employment with us were terminated. As severance, Mr. Lane received 40,000 common stock warrants, with a $3.75 strike price, one year's annual salary, a $400 per month car allowance, health insurance and all other employee benefits.

         On June 15, 1997, we entered into employment agreements with Jose Chavez, director, president and chief executive officer, and Mitchell Kettrick, director, secretary and vice president. On April 20, 1999 their agreements and employment with us was terminated.

RELATED PARTY TRANSACTIONS

         On December 20, 1999, we settled a previously disclosed business obligation regarding a consulting agreement with Dr. Davinder Sethi, a director, and MMH Investments, Inc., a company that is principally owned and controlled by Robert Hersch, our former vice president of corporate finance. Pursuant to the settlement, we issued 150,000 shares of common stock to MMH Investments, Inc., and agreed to immediately register the shares for resale on Form S-3. We understand that MMH Investments, Inc. will pay each of Dr. Sethi and Humbert B. Powell, III, a director, 37,500 of these shares.

         On December 1, 1997, we entered into a consulting agreement with an entity whose president is Ernesto Chavarria, a director of our company. The terms and consulting agreement include the following: $10,000 fee per month plus reasonable business expenses, 75,000 shares of Common Stock (issued on January 13, 1998), an option to purchase 75,000 shares of Common Stock, and various fees and commissions for acquisitions or sales secured by the entity. During the year ended March 31, 2000 we recognized expenses totaling $94,282 related to this consulting agreement. This agreement was terminated on December 31, 1999.

         On August 2, 2000, Ernesto Chavarria and Blandina Cardenas resigned from our board of directors. In connection with the resignations, and in recognition of their valuable past services to our company, the board vested and extended for one year from the date of their resignations options held by Mr. Chavarria and Ms. Cardenas to acquire 25,000 shares of common stock at $5.375 per share. The board also awarded each of Mr. Chavarria and Ms. Cardenas fully vested one-year options to acquire 12,500 shares of common stock at the market price of the shares on the date of their resignation. The company also entered into a consulting arrangement with Mr. Chavarria under which he received a one-year, fully vested option to acquire up to 75,000 shares of common stock at the fair market price of the shares on the date of the consulting agreement.

2000 STOCK OPTION PLAN

         Our stock option plan gives our officers, directors and key employees who are responsible for our continued growth an opportunity to acquire a proprietary interest in MSI, and thus to create in such persons an increased interest in and a greater concern for the welfare of MSI. The stock option plan provides for the grant of options to acquire up to 12,000,000 shares of common stock. Grants of stock options with respect to shares of common stock have been made under the stock option plan. The board of directors has approved another plan, which is not subject to shareholder approval, under which options may be granted to employees who are not officers or directors.

         The stock option plan is to be administered by our compensation committee, which is currently comprised of Messrs. Dornier, Metzger, and Sethi. The compensation committee has authority, subject to the terms of the stock option plan (including the formula grant provisions and the provisions relating to incentive stock options contained therein), to determine when and to whom to make grants or awards under the stock option plan, the number of shares to be covered by the grants or awards, the types and terms of the grants and awards, and the exercise price of stock options. Moreover, the compensation committee will have the authority, subject to the provisions of the stock option plan, to establish such rules and regulations as it deems necessary for the proper administration of the stock option plan and to make such determinations and interpretations and to take such action in connection with the stock option plan and any grants and awards thereunder as it deems necessary or advisable. The compensation committee's determinations and interpretations under the stock option plan are final, binding and conclusive on all participants and need not be uniform and may be made by the compensation committee selectively among persons who receive, or are eligible to receive, grants and awards and awards under the stock option plan.

         Grants of "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options (options which do not qualify under section 422 of the Code) may be made under the Stock Option Plan to key employees. Grants of non-qualified stock options may be made to eligible non-employees (as defined in the Stock Option Plan).

         The exercise price per share of common stock under each option is fixed by the compensation committee or its delegate on the date of grant; provided, however, that the exercise price of an incentive stock option granted to a person who, at the time of grant, owns our shares which possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value of a share of common stock on the date of grant, and in no event may any option have an exercise price less than 85% of the fair market value of a share of common stock on the day preceding the date of grant. No option is exercisable after the expiration of ten years from the date of grant, unless, as to any non-qualified stock option, otherwise expressly provided in the option agreement; provided, however, that no incentive stock option granted to a person who, at the time of grant, owns our stock possessing more than 10% of the total combined voting power of all classes of our stock is exercisable after the expiration of five years from the date of grant.

         In the event of a change of control or sale of MSI, all outstanding stock options may, subject to the sole discretion of the compensation committee, become exercisable in full at such time or times as the compensation committee may determine. Each stock option accelerated by the compensation committee would terminate on such date (not later than the stated exercise date) as the compensation committee determines.

         Unless an option or other agreement provides otherwise, upon the date of death of an optionee (or upon the termination of an optionee because of such optionee's disability), the person who acquires the right to exercise the option of such optionee (or the optionee in the case of disability) must exercise such option within 180 days after the date of death (or termination in the case in disability), unless a longer period is expressly provided in such incentive stock option or a shorter period is established by the compensation committee, but in no event after the expiration date of such option. Following an optionee's termination of employment for cause, all stock options held by such optionee will immediately be canceled as of the date of termination of employment. Following an optionee's termination of employment other than for cause, such optionee must exercise his stock option within one year after the date of such termination, unless a longer period is expressly provided in such stock option or a shorter period is established by the compensation committee, provided that no incentive stock option shall be exercisable more than three months after such termination.

         The option exercise price may be paid in cash, or, in the discretion of the compensation committee, by the delivery of shares of common stock previously owned by the participant, or by a combination of these methods.

         Also, in the discretion of the compensation committee, payment may be made by delivering a properly executed exercise notice to MSI together with a copy of irrevocable instructions to a broker to deliver promptly to MSI the amount of sale or loan proceeds to pay the exercise price.

         Except as otherwise expressly provided in any non-qualified stock option, stock options may be transferred by a participant only by will or by the laws of descent and distribution and may be exercised only by the participant during his lifetime.

         In addition to the foregoing stock Options, our 2000 Stock Option Plan contemplates the distribution of other equity-based awards tied to our common stock. Such awards are subject to the discretion of the board of directors or the board-appointed committee authorized to administer the 2000 Stock Option Plan. Receipt of the awards may be subject to achievement of performance-based factors at the discretion of the board or committee. The maximum number of shares that may be issued pursuant to the non-stock option awards is 1,200,000, or ten percent of the total issuable shares under the 2000 Stock Option Plan.

         Future awards, if any, that will be made to eligible participants in the stock option plan are subject to the discretion of the compensation committee and, therefore, are not determinable at this time. The following table sets forth, for certain executive officers and groups, the awards that have been received under the stock option plan through March 31, 2000.


                                                                                  TOTAL NUMBER OF
                                                                                  SHARES GRANTED
                                                                                       UNDER
          NAMED EXECUTIVE OFFICERS AND OFFICERS,                                 STOCK OPTION PLAN
              DIRECTORS, AND EMPLOYEE GROUPS                                   AS OF MARCH 31, 2000
          --------------------------------------                               --------------------

Robert J. Gibbs.........................................                             1,362,950
Glenn Birk..............................................                               155,000
Douglas W. Banister ....................................                               100,000
Non-Executive Director Group............................                               250,000
Non-Executive Officer Employee Group....................                               750,000

RETIREMENT PLANS

         We sponsor a Section 401(k) defined contribution plan for all employees.

LIMITATIONS OF LIABILITY AND INDEMNIFICATION MATTERS

         Our revised articles of incorporation provide that our directors are not personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as directors, except for liability based on:

         o a financial benefit received by a director to which the director is not entitled;

         o an intentional infliction of harm on the corporation or its shareholders;

         o        an unlawful distribution; or

         o        an intentional violation of criminal law.

The effect of these provisions is to eliminate our rights and the rights of our shareholders (through shareholders' derivative suits) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above.

         We have entered indemnification agreements with each of our directors and executive officers to be effective upon the merger. Pursuant to these agreements, under which we will indemnify the director or officer to the fullest extent permitted by law and will advance expenses if the director or officer becomes a party to or witness or other participant in any threatened, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of us or our subsidiary or another entity at our request, unless a reviewing party (either outside counsel or a committee appointed by the board of directors) determines that the person would not be entitled to indemnification under applicable law. In addition, if a change in control or a potential change in control occurs and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to an indemnifiable event. The reviewing party will determine the amount deposited in the trust. An indemnitee's rights under his indemnification agreement will not be exclusive of any other rights under our revised articles of incorporation or bylaws or applicable law.

         We believe that these provisions and agreements will assist us in attracting and retaining qualified individuals to serve as directors and officers.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

         The following table provides as of June 22, 2000, the number and percentage of outstanding shares of common stock beneficially owned by (A) each person who beneficially owns more than five percent of the outstanding shares of our common stock; (B) each of our executive officers; (C) each of our directors; and (D) all of our officers and directors as a group.

          Name and Address of                      Number of Shares                         Percentage of
           Beneficial Owner                    Beneficially Owned (1)(2)                 Outstanding Shares
          -------------------                  -------------------------                 ------------------
Entrepreneurial Investors, Ltd. (3)                    6,379,167                                17.2%
P.O. Box 40643
Freeport, G.B., Bahamas

Jose G. Chavez (4)                                     2,663,000                                 7.2%
8021 Bottle Brush
Austin, Texas 78750

Andrew Ramirez                                         2,873,750                                 7.8%
40 North IH 35, TH-6
Austin, Texas 78701

Douglas W. Banister (5)                                   50,000                                  *

James P. Bates                                                --                                 --

Christopher Brickler (6)                                  70,945                                  *

Marsha Cameron                                                --                                  *

Daniel Dornier                                           243,620                                  .7%

Robert J. Gibbs (7)                                    1,090,360                                 2.9%

Wayne Irwin                                                   --                                 --

Stephen J. Metzger (8)                                   117,016                                  *

Humbert B. Powell, III (9)                                26,323                                  *

Davinder Sethi (9)                                        25,000                                  *

All directors and officers as a group (10)             1,957,014                                5.34%


*        Denotes less than 1% ownership.

         (1) The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

         (2) Calculations are based on 36,631,604 outstanding shares of common stock as of June 22, 2000. Shares of common stock subject to options that are exercisable within 60 days of June 22, 2000, are deemed beneficially owned by the person holding such options for the purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. This table does not include shares of common stock held by Blandina Cardenas and Ernesto Chavarria, both of whom resigned as directors on August 2, 2000.


         (3) Includes 500,000 shares of common stock issuable upon the exercise of warrants.

         (4) Includes 100,000 shares of common stock issuable upon the exercise of stock options.

         (5) Includes 50,000 shares of common stock issuable upon the exercise of stock options.

         (6) Includes 55,000 shares of common stock issuable upon the exercise of stock options and warrants to purchase common stock.

         (7) Includes 1,090,360 shares of common stock issuable upon the exercise of stock options.

         (8) Includes 85,000 shares of common stock issuable upon the exercise of stock options and warrants to purchase common stock.

         (9) Includes 25,000 shares of common stock issuable upon the exercise of stock options.

         (10) Includes information in the notes above and, in addition, 10,000 shares of common stock held by other officers of our company and 323,750 shares of common stock issuable upon the exercise of stock options held by other officers of our company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The following table sets forth each of our directors, officers and holders of 10% or more of our outstanding stock at any time during the fiscal year ended March 31, 2000 who we know to have failed to file on a timely basis the described forms required to be filed under the Securities Exchange Act of 1934. Each late transaction was reported on a Form 5 in May 2000.


                                                     NUMBER OF FAILURES TO
                                                          FILE REPORTS
                                                                                   NUMBER OF       NUMBER OF TRANSACTIONS
         NAME AND PRINCIPAL POSITION                FORM 3    FORM 4   FORM 5    LATE REPORTS    NOT REPORTED A TIMELY BASIS
         ---------------------------                ------    ------   ------    ------------    ---------------------------
Robert J. Gibbs                                        0        1         0            0                      1
         President, Chief Executive Officer and
         Director
Douglas W. Banister                                    1        0         0            0                      0
         Chief Financial Officer
Cliff Luckey                                           1        1         0            0                      4
         Chief Technology Officer
Glenn Birk                                             0        3         1            0                      4
         Vice President of Sales
Russell Birk                                           1        0         0            0                      0
         Vice President of Corporate Finance
Gary Fortin                                            0        1         0            0                      1
         Vice President of Marketing
Patricia V. Hrabina                                    1        1         0            0                      2
         Vice President of Human Resources
Mark R. Slosson                                        1        0         0            0                      0
         Vice President of Wholesale Markets
Shawn Wiora                                            1        0         0            0                      0
         Vice President of Strategic Markets
Bruce Cummings                                         1        0         0            0                      0
         Vice President of New Markets
Christopher Brickler                                   1        2         0            0                      3
         Executive Vice President - Marketing and
         Business Development and
         Director
Blandina Cardenas                                      0        1         1            0                      1
         former Director
Ernesto M. Chavarria                                   0        2         1            0                      9
         former Director
Daniel Dornier                                         0        3         1            0                     61
         Director
Stephen J. Metzger                                     1        3         0            0                      4
         Director
Humbert B. Powell, III                                 1        2         0            0                      2
         Director
Davinder Sethi                                         1        1         0            0                      1
         Director
Robert Frank                                           1        0         0            0                      0
         former Chief Operating Officer
Robert Hersch                                          1        2         1            0                      4
         former Vice President of Corporate Finance
Stephen Joseph Hoelscher                               0        4         0            0                      5
         former Controller

                                                                      APPENDIX A


                               MSI HOLDINGS, INC.
                             2000 STOCK OPTION PLAN
                                  (RESTATEMENT)

1.       Purpose.

         MSI Holdings, Inc., a Utah corporation (herein, together with its successors, referred to as the "Company"), by means of this 2000 Stock Option Plan (the "Plan"), desires to afford certain individuals and employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). All capitalized terms not otherwise defined in Sections 1 through 17 of this Plan shall have the meanings set forth in Section 18 of this Plan.

         The stock options described in Sections 6 and 7 (the "Options"), and other stock or equity-based awards described in Section 8 (the "Awards"), are a matter of separate inducement and, except as specifically provided herein or elsewhere, are not in lieu of any salary or other compensation for services.

2.       Administration.

         (a) Committee. The Board of Directors of the Company (the "Board of Directors") shall administer the Plan with respect to all Employees (as hereinafter defined) or Eligible Non-Employees (as hereinafter defined) or may delegate all or part of its duties under this Plan to any committee or sub-committee appointed by the Board of Directors (the "Committee") or to any officer or committee of officers of the Company, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Employees or Eligible Non-Employees who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Employees or Eligible Non-Employees who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m). The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors, but shall in no event be fewer than required by Rule 16b-3 and Section 162(m) where applicable. Except for references in Sections 2(a), 2(b), and 2(c) and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Employees or Eligible Non-Employees or to the appropriate delegate of the Committee or the Board of Directors.

         (b) Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

         (c) Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the certificate of incorporation of the Company, the by-laws of the Company, Rule 16b-3 so long as it is applicable, and Section 162(m) so long as it is applicable.

3.       Shares Available.

         Subject to the adjustments provided in Section 10, the maximum aggregate number of shares of common stock, $0.10 par value, of the Company ("Common Stock") in respect of which Options and Awards may be granted for all purposes under the Plan shall be 12,000,000 shares, provided, however, that no more than 10% of such shares shall be available for issuance under Awards granted pursuant to Section 8. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, or any shares as to which Awards have been granted are forfeited or surrendered, such shares shall thereafter be available for grants under the Plan. Options or Awards granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the Committee may determine from time to time.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Employees. As used herein, the term "Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who is regularly employed on a salaried basis and who is so employed on the date of such grant.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any director of the Company who is not regularly employed on a salaried basis with the Company and any other person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         Grants of Awards may be made under the Plan, subject to and in accordance with Section 8, to Employees and Eligible Non-Employees.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options or any Awards.

         Notwithstanding any other provision of this Plan to the contrary, with respect to the grant of any Options or Awards to any Employee or Eligible Non-Employee, the Committee shall first determine the number of shares (or units) in respect of which Options or Awards are to be granted to such Employee or Eligible Non-Employee and shall then cause to be granted to such Employee or Eligible Non-Employee an Option exercisable for such shares or an Award for such shares (or units). The exercise price per share of Common Stock under each Option and the value of each share of Common Stock (or unit) under each Award shall be fixed by the Committee at the time of grant of the Option or Award and shall not be less than 85% of the Fair Market Value of a share of Common Stock on the day preceding the date of grant; provided, in the case of an Incentive Option (as hereinafter defined) the exercise price per share shall not be less than 100% of the Fair Market Value of a Share of Common Stock on the day preceding the date of grant, except as provided in 6(a) hereof.

5.       Authority of Committee.

         Subject to the express provisions of the Plan and any applicable law with which the Company intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Options or Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Employees or Eligible Non-Employees to whom, and the time or times at which, Options and Awards shall be granted; (c) to determine the number of shares of Common Stock (or units) that shall be the subject of each Option or Award; (d) to determine the terms and provisions of each agreement evidencing Options or Awards granted hereunder (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exerciseability of the Options, (ii) the forfeitability of any shares (or units) or any restrictions on shares (or units) subject to an Award, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Option or Award is restricted, (iv) the effect of termination of employment on the Option or Award, (iv) the effect of approved leaves of absence (consistent with any applicable provisions of the Code or Treasury regulations) and (v) the establishment of procedures for an optionee to exercise an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the Option exercise price; provided, however, that if the Committee permits, pursuant to Section 6(b) or 7(a)(ii), payment of the exercise price of an Option with previously acquired shares of Common Stock (A) in the case of Incentive Options, no shares shall be used to pay the exercise price under this paragraph unless (1) such shares were not acquired through the exercise of Incentive Options or (2) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Options and for more than one year since the exercise of such Incentive Options (the "Holding Period"), or (y) if such shares have not been held for the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph, (B) no such procedure shall be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or a Related Entity, and (C) notwithstanding any provision in the Plan to the contrary, no such shares shall be used to pay the Option exercise price unless such shares shall have been held by the optionee for a period of six months prior to the date of exercise of the Option; (e) to accelerate, pursuant to Section 9 or otherwise, the vesting or exercisability (or time of exercisability) of all or part of any Option, or the vesting or lapsing of restrictions on all or part of any Award, that has been granted; (f) to construe the respective agreements evidencing Options and Awards pursuant to the Plan; (g) to make determinations of the Fair Market Value of the Common Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of
Section 2(a); and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Option, in any Award, or in any agreements evidencing Options or Awards granted hereunder in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 5 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. Those powers are vested in the Board of Directors.

         An Option shall be vested and/or exercisable, and the restrictions on any Awards shall lapse, in whole or in part and at such times as determined by the Committee. The Committee in its discretion may provide that an Option shall be vested or exercisable, and the restrictions on any Awards shall lapse, only upon the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock,
(ii) the Company's earnings per share, (iii) the Company's market share, (iv) the market share of a business unit of the Company designated by the Committee,
(v) the Company's sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders' equity achieved by the Company.

         From time to time, the Board of Directors and appropriate officers of the Company shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Common Stock available for issuance pursuant to agreements evidencing Options or Awards granted hereunder.

6.       Stock Options for Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Sections 7 and 8), including the following:

         (a) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine. The Option exercise price shall not be less than 85% of the Fair Market Value of a share of Common Stock on the day preceding the date of grant; provided, that in the case of an Incentive Option, such price shall not be less than the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

         (b) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee pursuant to a procedure created pursuant to Section 5(d) of the Plan. Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         (c) Continuation of Employment. Each Incentive Option shall be granted to an Employee only when he is an employee of the Company or a Related Entity and may only be exercised while such optionee is an employee of the Company or a Related Entity or within three months after termination of employment with the Company or related Entity.

         (d) Exercisability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Incentive Option by its terms shall be exercisable after the expiration of ten years from the date of grant of such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         (e) Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option).

         (f) Disability. If the employment of any optionee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the date of such termination of employment) or established by the Committee pursuant to Section 9 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

         (g) Termination for Good Cause. Unless an optionee's Option expressly provides otherwise or the Committee determines otherwise, such optionee shall immediately forfeit all rights under his Option as of the date of termination of employment with the Company or Related Entity, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee), and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         (h) Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in Sections 6(e),

6(f) or 6(g) above, such optionee shall have the right to exercise his Option in accordance with its terms, within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination.

         (i) Maximum Exercise. The aggregate Fair Market Value of stock (determined on the day preceding the Option's date of grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.

7.       Stock Option Grants to Eligible Non-Employees.

         (a) Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees. The terms and conditions of the Options granted under this Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Sections 6 and 8), including the following:

                  (i) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine, provided however, that the exercise price shall not be less than 85% of the Fair Market Value per share of Common Stock on the day preceding the Option's date of grant. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 10 of the Plan.

                  (ii) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee pursuant to a procedure created pursuant to
         Section 5(d) of the Plan. Shares delivered to the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

                  (iii) Exercisability of Stock Option. Subject to Section 9, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

                  (iv) Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 9 (but in no event after the expiration date of such Option).

                  (v) Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the date of such termination of employment) or established by the Committee pursuant to Section 9 (but not after the expiration of the Option).

                  (vi) Termination for Good Cause. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause or (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

                  (vii) Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(a)(iv), (a)(v) or (a)(vi) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to Section 9 (but not after the expiration date of the Option).

         (b) An Eligible Non-Employee that is a non-employee director of the Company may elect to receive Options in lieu of all or a portion of such director's annual cash retainer fee, if any, for services as a director of the Company. Notwithstanding subsection 7(a)(ii), the following shall apply if a non-employee director elects to receive all or a portion of his/her annual cash retainer in Options:

                  (i) Method of Election. Except as otherwise specified by the Committee, a non-employee director's election shall be made in accordance with the following provisions. Unless the Committee provides otherwise, the election may be made only by written notice delivered to the Committee prior to the first day of the calendar year in which the cash payment would otherwise be made. The election shall specify the amount of the annual cash retainer that is to be paid in the form of Options and shall be irrevocable except for payments otherwise payable in the next calendar year after the date of a written notice of revocation.

                  (ii) Terms of Options. The date of grant of an Option granted pursuant to this Section 7(b) shall be the later of (1) the date all corporate action necessary to effect the grant has been completed or (2) the date on which the portion of the annual cash retainer fee that the non-employee director has elected not to receive would otherwise have been paid. The number of shares subject to that Option shall be determined by dividing the foregone amount of the annual cash retainer fee otherwise due and payable on the date of grant by the value of an Option for one share of Common Stock on the day preceding the date of grant having the terms set forth herein, which value shall be calculated pursuant to a Black-Scholes Model or similar valuation method selected by the Committee. The exercise price with respect to a share of Common Stock subject to that Option shall be the Fair Market Value of a share of Common Stock on the day preceding the Option's date of grant.

8.       Awards.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant Awards of shares of Common Stock or other equity-based awards to Employees or Eligible Non-Employees. The terms and conditions of the Awards granted under this Section 8 shall be determined from time to time by the Committee and set forth in an agreement evidencing such Award; provided, however, that the Awards granted under this Section 8 shall be subject to all terms and provisions of the Plan (other than Sections 6 and 7), including the following:

                  (a) Price. Subject to Section 4, the Committee shall establish the price or value of the shares of Common Stock, or the value of units, subject to an Award.

                  (b) Payment. The Committee shall determine the amount and form of any payment (if applicable) for Common Stock received pursuant to an Award, provided, that, in the absence of such a determination, an award-holder shall not be required to make any payment for Common Stock received pursuant to an Award, except to the extent otherwise required by law.

                  (c) Forfeiture Restrictions. An Award or shares of Common Stock that may be the subject of an Award may be subject to restrictions (the "Forfeiture Restrictions") such that an award-holder will have an obligation to forfeit or surrender all or part of the Award or any shares received under an Award under the Forfeiture Restrictions. The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance goals or targets established by the Committee, which are based on (A) the price of a share of Common Stock, (B) the Company's earnings per share, (C) the Company's market share, (D) the market share of a business unit of the Company designated by the Committee, (E) the Company's sales, (F) the sales of a business unit of the Company designated by the Committee, (G) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (H) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, (I) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (J) the economic value added, or (K) the return on stockholders' equity achieved by the Company; (ii) the award-holder's continued employment or service with the Company for a specified period of time; (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (iv) a combination of any of the foregoing. Each Award may, in the discretion of the Committee, have different Forfeiture Restrictions.

                  (d) Term. The term of any Award shall not exceed ten years from the date of grant of the Award.

9.       Change of Control.

         Except as otherwise expressly provided in a particular Option or Award, if (i) a Change of Control shall occur or (ii) the Company shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options or Awards outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine and the Company may purchase any or all of such Options or Awards for an amount of cash equal to the amount that could have been attained upon the exercise of such Options or Awards or the realization of the optionee's or award-holder's rights had such Option or Award been currently exercisable. Each Option and Award accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

10.      Adjustment of Shares.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option or Award, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option or Award and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made that would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code. The maximum aggregate number of shares of Common Stock in respect of which Options or Awards may be granted under this Plan as provided for in Section 3, and the maximum number that may be granted to any one individual in a calendar year pursuant to
Section 21, shall be subject to adjustment as contemplated above.

         Except as otherwise contemplated in Section 9, and unless otherwise expressly provided in a particular Option or Award, in the event that the Company is not the surviving entity of a Reorganization and, following such Reorganization and, in connection with such Reorganization, any optionee or award-holder will hold Options or Awards issued pursuant to this Plan which have not been exercised, canceled, forfeited, or terminated in connection therewith, the Company shall cause such Options or Awards to be assumed (or canceled and replacement options or awards issued) by the surviving entity or a Related Entity with such changes in the number and/or kind of shares and/or interests subject to an Option and Award and the per share price or the value thereof as the Committee determines is necessary to give appropriate effect to such Reorganization. In the event of any perceived conflict between the provisions of Section 9 and this Section 10, the Committee's determination under Section 9 shall control.

11.      Assignment or Transfer.

         (a) Transfer of Incentive Options. Incentive Options are not transferable by an optionee other than by will or the laws of descent and distribution.

         (b)      Transfer of Non-Qualified Options or Awards.

                  (i) Permitted Transferees. The Committee may, in its discretion, permit an optionee or award-holder to transfer all or any portion of a Non-Qualified Option or Award, or authorize all or a portion of any Non-Qualified Option or Award to be granted to an optionee or award-holder to be on terms that permit transfer by such optionee or award-holder, to (A) the spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law of the optionee or award-holder, including adoptive relationships, or any other person sharing the optionee's or award-holder's household (other than a tenant or employee) (collectively, "Immediate Family Members"), (B) a trust or trusts in which such Immediate Family Members have more than fifty percent of the beneficial interest, (C) a foundation in which such Immediate Family Members (or the optionee or award-holder) control the management of assets, or (D) any other entity in which such Immediate Family Members (or the optionee or award-holder) own more than fifty percent of the voting interests (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer, (y) subsequent transfers of Non-Qualified Options or Awards transferred as provided above shall be prohibited except subsequent transfers back to the grantee of the Option or Award and transfers to other Permitted Transferees of the grantee of the Option or Award.

                  (ii) Domestic Relations Orders. In the Committee's sole discretion, Non-Qualified Options or Awards may be transferred pursuant to domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                  (iii) Other Transfers and Exercise Rights. Except as expressly permitted by Sections 11(b)(i) and 11(b)(ii), Non-Qualified Options requiring exercise, or any Awards subject to Forfeiture Restrictions, shall not be transferable other than by will or the laws of descent and distribution. In the event that a legal representative has been appointed in connection with the Disability of an optionee, the optionee's Options may be exercised by the legal representative.

                  (iv) Effect of Transfer. Following the transfer of any Non-Qualified Option as contemplated by Sections 11(b)(i), 11(b)(ii) and 11(b)(iii), (A) such Non-Qualified Option or Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" shall be deemed to refer to the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased optionee, as applicable, to the extent appropriate to enable the optionee to exercise the transferred Non-Qualified Option in accordance with the terms of this Plan and applicable law, (B) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "award-holder" shall be deemed to refer to the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased award-holder, as applicable and to the extent appropriate, (C) the provisions of Sections 7(a)(iv) through (vii) hereof shall continue to be applied with respect to the original optionee and, following the occurrence of any such events described therein the Non-Qualified Options shall be exercisable by the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Sections 7(a)(iv) through (vii), and
         (D) in the discretion of the Committee, all voting control in the Common Stock transferred pursuant to the exercise of Non-Qualified Options or acquired pursuant to an Award shall be retained in the grantee of the Option or Award.

         (c) Procedures and Restrictions. Any optionee or award-holder desiring to transfer an Option or Award as permitted under Section 11(a) or 11(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

12.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee or award-holder (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option or Award) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued pursuant to the Plan, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

13.      Withholding Taxes.

         By acceptance of the Option or Award, the optionee or award-holder will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee or award-holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in connection with such Option or Award ; (ii) authorize the Company or any Related Entity by which the optionee or award-holder is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, or to the award-holder or on the award-holder's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee or award-holder is employed, and which otherwise has not been reimbursed by the optionee or award-holder, in connection with the Option or Award; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee or award-holder is entitled in connection with the Option or Award as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable in connection with the Option or Award having a Fair Market Value which is equal to the amount to be withheld.

14.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Award nor to any individual receiving an Option or Award.

15.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to ensure the payment of any Option or Award under the Plan.

16.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other plan for employees or other individuals who provide services to the Company or Related Entity.

17.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) the Company or any Related Entity to continue the employment of any Employee, and (ii) any Employee to remain in the employ of the Company or any Related Entity.

18.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated below unless another definition is agreed to in writing by the Company and the optionee in an option grant agreement with respect to such term or a similar term:

         (a) "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         (b) "Award" shall have the meaning set forth in Section 1.

         (c) "Board of Directors" shall have the meaning set forth in Section 2 hereof.

         (d) "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; (iii) the acquisition after the date of acceptance of this Plan by any Person or Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company, or (iv) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation.

         (e) "Code" shall have the meaning set forth in Section 1 hereof.

         (f) "Committee" shall have the meaning set forth in Section 2 hereof.


         (g) "Common Stock" shall have the meaning set forth in Section 3 hereof.

         (h) "Company" shall have the meaning set forth in Section 1 hereof.

         (i) "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         (j) "Disability" shall mean permanent disability as defined under
Section 22(e)(3) of the Code.

         (k) "Eligible Non-Employee" shall have the meaning set forth in Section 4 hereof.

         (l) "Employee" shall have the meaning set forth in Section 4 hereof.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value", shall, as it relates to the Common Stock, mean, at the option of the Committee, the average of the high and low prices or the closing price of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination, or if there were no sales on such date, on the next succeeding day or immediately preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange or the NASDAQ National Market, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option or Award, Fair Market Value shall be determined in good faith by the Committee.

         (o) "Good Cause", with respect to any Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors that the Committee determines is because of: (A) the optionee's or award-holder's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's or award-holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
(C) the optionee's or award-holder's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity;
(D) the optionee's or award-holder's willful failure to execute or comply with the policies of the Company or any Related Entity or his stated duties as established by the Board of Directors or the optionee's or award-holder's supervising officer or officers of the Company or any Related Entity, or the optionee's or award-holder's intentional failure to perform the optionee's or award-holder's stated duties; or (E) substance abuse or addiction on the part of the optionee or award-holder. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee or award-holder) termination by action of the Board of Directors because of: (A) the optionee's or award-holder's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's or award-holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's or award-holder's commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's or award-holder's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's or award-holder's intentional failure to perform the services for which the optionee or award-holder has been engaged; (E) substance abuse or addiction on the part of the optionee or award-holder; or (F) the optionee's or award-holder's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

         (p) "Holding Period" shall have the meaning set forth in Section 5 hereof.

         (q) "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         (r) The terms "include," "included" or "including" when used herein shall mean "including, but not limited to."

         (s) "Non-Qualified Options" shall have the meaning set forth in Section 6 hereof.

         (t) "Options" shall have the meaning set forth in Section 1 hereof.

         (u) "Person" shall have the meaning set forth in Section 4 hereof.

         (v) "Plan" shall have the meaning set forth in Section 1 hereof.

         (w) "Related Entity or Entities" shall have the meaning set forth in
Section 1 hereof.

         (x) "Reorganization" shall have the meaning set forth in Section 10 hereof.

         (y) "Rule 16b-3" shall mean Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Exchange Act.

         (z) "Section 162(m)" means Section 162(m) of the Code and the Treasury regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

         (aa) "Securities Act" shall mean the Securities Act of 1933.

         (bb) "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

19.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options or Awards granted under the Plan or to change the class of individuals eligible to receive Options or Awards under the Plan unless such amendment is made by or with the approval of the stockholders of the Company. The Board of Directors shall have the right to amend the Plan, the Options, and Awards outstanding thereunder, without the consent or joinder of any optionee, any award-holder or other Person, in such manner as may be determined necessary or appropriate by the Board of Directors in order to cause the Plan and the Options and Awards outstanding thereunder (as applicable) (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder, or (iii) to comply with Section 162(m). Except as provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan without the consent of the holder thereof.

20.      Effective Date.

         The Plan shall become effective on the date on which it is approved by the Board of Directors, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan or in any agreement evidencing an Option or Award, no Option shall be exercisable or vest and no Award shall be granted prior to such stockholder approval.

21.      Individual Limitations on Options and Awards.

         No person may be granted during any one year period, Options and Awards with respect to more than 2,000,000 shares of Common Stock. If an Option or Award is canceled or forfeited, the canceled Option or Award shall continue to be counted against the maximum number of shares of Common Stock for which Options or Awards may be granted to such Person under the Plan. If, after the grant, the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option. In such case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to such Person under the Plan pursuant to Section 21.

                                                                     APPENDIX B


                              ARTICLES OF AMENDMENT
                                       TO
                        REVISED ARTICLES OF INCORPORATION
                                       OF
                               MSI HOLDINGS, INC.

                     (Pursuant to Section 16-10a-1006 of the
                     Utah Revised Business Corporation Act)

--------------------------------------------------------------------------------

     MSI Holdings, Inc., a corporation organized and existing under and by virtue of the Utah Revised Business Corporation Act (the "Corporation"), hereby certifies:

     FIRST, the name of the Corporation is "MSI Holdings, Inc."

     SECOND, that the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment to the Revised Articles of Incorporation of the Corporation in accordance with the provisions of Section 16-10a-1003 of the Utah Revised Business Corporation Act:

          RESOLVED, that the Board deems and declares advisable an amendment (the "Amendment") to the Revised Articles of Incorporation of the Corporation to amend Article IV to add a second paragraph so that Article IV reads in its entirety as follows; and that such Amendment be submitted to the shareholders of the Corporation entitled by law or otherwise to vote thereon for their consideration and approval:

                                   Article IV
                                Authorized Shares

          The total number of shares of all classes of stock which this Corporation shall have authority to issue is 60,000,000 shares; consisting of 10,000,000 shares of preferred stock, par value $2.00 per share (hereinafter the "Preferred Stock"), and 50,000,000 shares of common stock, par value $0.10 per share (hereinafter the "Common Stock"). Shareholders shall not have pre-emptive rights to acquire unissued shares of the Corporation and shall not be entitled to cumulative voting rights. The class of Preferred Stock may be divided into and issued in series and the board of directors is expressly authorized, subject only to the limitations imposed by the Utah Business Corporation Act, as amended, to establish such series and to fix and determine the relative rights and preferences of the shares of any series so established. The class of Preferred Stock shall be subject to the right of the Corporation to redeem such shares; be entitled to cumulative dividends; have preference over the class of Common Stock as to payment of dividends; have preference over the class of Common Stock in the assets of the Corporation on voluntary or involuntary liquidation; and be convertible into shares of Common

     Stock. Shares of Preferred Stock shall have all of the voting rights of shares of Common Stock, and, in addition, holders of Preferred Stock shall be entitled to contingent special voting rights in the election of directors, such rights to be exercised only if there is, at the time of a regular election of directors, a default in the payment of dividends on such Preferred Stock. The board of directors is authorized to fix and determine the special voting rights at the time of issuance of shares of Preferred Stock.

          Effective upon filing of these Articles of Amendment with the Utah Secretary of State, each three shares of Common Stock issued and outstanding immediately prior to such filing (the "Old Common Stock") shall, without any action on the part of the holder thereof, be converted and reclassified into, and immediately represent, one validly issued, fully paid and non-assessable share of Common Stock. Any fraction of a share of Common Stock that would otherwise result pursuant to the preceding sentence (after aggregating all fractional shares held by each shareholder) shall automatically be eliminated and, in lieu thereof, the holder thereof shall be entitled to receive a cash adjustment in respect of such fraction of a share. The amount of cash, without interest, shall be determined by multiplying the fractional interest to which the shareholder would otherwise be entitled, after taking into account all shares of common stock then held by the shareholder, and the product of three multiplied by the closing price of our common stock on the Nasdaq Stock Market immediately preceding the date on which these Articles of Amendment are filed with the Utah Secretary of State. Each certificate representing shares of Old Common Stock shall thereafter represent that number of shares of Common Stock determined in the previous sentences; provided, however, that each person holding of record a stock certificate or certificates representing shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled except for those shares as to which such person is to receive cash in accordance with the preceding sentence.

     THIRD, that the previously stated amendment to the Revised Articles of Incorporation of the Corporation was duly adopted by vote of the holders of shares of capital stock of the Corporation entitled to vote thereon.

     FOURTH, that the number of shares of the capital stock of the corporation outstanding as of the date the foregoing amendment was approved by the shareholders of the corporation was _____________ shares of Common Stock, par value $.10 per share. No other class of shares was issued and outstanding. The number of shares of Common Stock entitled to vote on the foregoing amendment was _________ shares of Common Stock, and the total number of such shares indisputably represented at the annual meeting of shareholders on September __, 2000 was ________ shares.

     FIFTH, that the number of shares of Common Stock voted for the foregoing amendment was _______________ shares; the number of shares of Common Stock voted against such amendment was _______________ shares; and the number of shares of Common Stock abstaining from voting was ________________ shares.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned has executed these Articles this __th day of September, 2000.



                                            MSI HOLDINGS INC.

                                            By:
                                                --------------------------------
                                                Robert J. Gibbs
                                                President and Chief Executive
                                                Officer

                                                                     APPENDIX C


                                 PLAN OF MERGER
                                       OF
                               MSI HOLDINGS, INC.
                                  WITH AND INTO
                                  APERIAN, INC.


     MSI Holdings, Inc., a Utah corporation ("MSI"), shall be merged (the "Merger") with and into its one hundred percent (100%) owned subsidiary, Aperian, Inc., a Delaware corporation ("Aperian"), which shall be the surviving corporation and which is hereinafter referred to as the "Surviving Corporation" and both of which corporations are hereinafter sometimes referred to as the "Constituent Corporations," on the following terms and conditions:

          FIRST: The name of the Surviving Corporation shall be Aperian, Inc.

          SECOND: The Certificate of Incorporation of Aperian as in effect on the effective date of the Merger shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          THIRD: The Bylaws of Aperian as in effect on the effective date of the Merger shall be the Bylaws of the Surviving Corporation, until further amended, changed or repealed as provided therein, by the Certificate of Incorporation of the Surviving Corporation or by law.

          FOURTH: The directors of MSI shall from and after the effective date of the Merger be the directors of the Surviving Corporation, until their successors are elected and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

          FIFTH: The officers of MSI shall from and after the effective date of the Merger be the officers of the Surviving Corporation, until their successors are elected and qualified in accordance with the Bylaws of the Surviving Corporation.

          SIXTH: The mode of carrying the Merger into effect and the manner and basis of converting the shares of stock of the Constituent Corporations into shares of stock of the Surviving Corporation shall be as follows:

               (i) Each share of common stock, par value $.10 per share, of MSI ("MSI Common Stock") which shall be issued and outstanding on the effective date of the Merger shall be converted into and become one
          (1) fully paid and non-assessable share of common stock, par value $.01 per share of the Surviving Corporation.


               (ii) Each share of common stock, par value $.01 per share, of Aperian ("Aperian Common Stock"), all of which is held beneficially and of record by MSI, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

          SEVENTH: On the effective date of the Merger: (i) the separate existence of MSI shall cease and MSI shall be merged with and into Aperian which shall continue in existence as the Surviving Corporation; (ii) all right, title and interest to all real estate and other property owned by the Constituent Corporations shall be transferred to and vested in the Surviving Corporation, without reversion or impairment, by operation of law without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon; (iii) all liabilities and obligations of the Constituent Corporations shall be allocated to the Surviving Corporation; and (iv) any proceeding pending against each of the Constituent Corporations may be continued as if the Merger did not occur, or the Surviving Corporation may be substituted in the proceeding.

          EIGHTH: At any time prior to the filing of articles of merger complying with Section 16-10a-1105 and 16-10a-1107 of the Utah Revised Business Corporations Act with the Utah Division of Corporations and Commercial Code and the filing of a certificate of ownership and merger complying with Section 253 of the Delaware General Corporation Law with the Delaware Secretary of State, this Plan of Merger may be abandoned by resolution of the Board of Directors of MSI, and thereupon this Plan of Merger shall become wholly void and of no force and effect.

                                                                     APPENDIX D


                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  APERIAN, INC.


     FIRST: The name of the Corporation is Aperian, Inc.

     SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is the Corporation Trust Company.

     THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware. The Corporation shall have all powers that may now or hereafter be lawful for a corporation to exercise under the General Corporation Law of the State of Delaware and shall have perpetual existence.

     FOURTH: The name of the incorporator is Kyle Fox and his mailing address is c/o Vinson & Elkins L.L.P., One American Center, 600 Congress Avenue, Suite 2700, Austin, Texas 78701.

     FIFTH: The name and mailing address of the director, who shall serve until the first annual meeting of stockholders or until his successor is elected and qualified, is as follows:

               Name                   Address
               ----                   -------
               Robert J. Gibbs        1121 East 7th Street
                                      Austin, Texas 78702

     SIXTH: The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is Two Hundred Thirty-Five Million (235,000,000) [Eighty-five Million (85,000,000)] shares consisting of two classes of capital stock: (a) Ten Million (10,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock"); and (b) Two Hundred Twenty-Five Million (225,000,000) [Seventy-five Million (75,000,000)] shares of common stock, par value $.01 per share (the "Common Stock").

     The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock and the Common Stock are as follows:

     1. Provisions relating to the Preferred Stock

          (a) The shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series thereof, the shares of each class or series thereof to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such class or series, adopted by the board of directors of the Corporation (the "Board of Directors") as hereinafter provided.

          (b) Authority is hereby expressly granted to and vested in the Board of Directors, subject to the provisions of this Article SIXTH and to the limitations prescribed by the General Corporation Law of the State of Delaware, to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series to fix by resolution or resolutions providing for the issue of such class or series the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each class or series thereof shall include, but not be limited to, the determination or fixing of the following:

               (i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of capital stock;

               (ii) the number of shares to constitute the class or series and the designations thereof;

               (iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

               (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

               (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

               (vi) the dividend rate, whether dividends are payable in cash, securities of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of capital stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

               (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of capital stock, securities, or other property of the Corporation or any other entity and the conversion price or prices, ratio or ratios, or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

               (ix) such other special rights and protective provisions with respect to any class or series the Board of Directors may provide.

     2. Provisions Relating to the Common Stock

          (a) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

          (b) Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably, on a share-for-share basis, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor.

               Dividends payable under this Subsection 2(b) shall be paid to the holders of record of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of the declaration and payment of each dividend. Any shares of Common Stock issued as a dividend pursuant to this Subsection 2(b) shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges. The Corporation shall not issue fractions of shares of Common Stock on payment of such dividend but shall issue a whole number of shares to such holder of shares of Common Stock rounded up or down in the Corporation's sole discretion to the nearest whole number, without compensation to the stockholder whose fractional share has been rounded down or from any stockholder whose fractional share has been rounded up.

          (c) Voting. The holders of Common Stock shall vote on all matters submitted to a vote of the stockholders, with each share of Common Stock entitled to one vote. The holders of Common Stock are not entitled to cumulate votes in the election of any directors.

          (d) Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

          (e) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this Subsection 2(e), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.


     3. General.

          (a) Subject to the foregoing provisions of this Amended and Restated Certificate of Incorporation, the Corporation may issue shares of its Common Stock or Preferred Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid capital stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

          (b) Subject to the foregoing provisions of this Amended and Restated Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors or a committee of the Board of Directors. The Board of Directors or a committee of the Board of Directors shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

     SEVENTH: The number of directors constituting the Board of Directors shall be no less than one, as set from time to time by the Board of Directors pursuant to the bylaws of the Corporation, plus such number of directors as may be elected from time to time by the holders of any class or series of Preferred Stock. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.

     EIGHTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any Person (as hereinafter defined) in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. "Person" as used herein means any corporation, partnership, limited liability company, association, firm, trust, joint venture, political subdivision or instrumentality.

     NINTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article NINTH is in effect. Any repeal or amendment of this Article NINTH shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article NINTH. Such right shall include the right to be paid by the Corporation expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs or expenses is not permitted under the General Corporation Law of the State of Delaware, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any Person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article NINTH shall extend to proceedings involving the negligence of such Person.

     As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

     TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article TENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article TENTH, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the General Corporation Law of the State of Delaware.

     ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders of the Corporation herein are granted subject to this reservation.

     I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of September, 2000.


                                             By:
                                                 -------------------------------
                                                 Name: Kyle K. Fox

                                                                      APPENDIX E


                                     BYLAWS


                                       OF


                                  APERIAN, INC.


                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
ARTICLE I:  OFFICES...............................................................................................1
         1.1      Registered Office and Agent.....................................................................1
         1.2      Other Offices...................................................................................1

ARTICLE II:  MEETINGS OF STOCKHOLDERS.............................................................................1
         2.1      Annual Meeting..................................................................................1
         2.2      Special Meeting.................................................................................1
         2.3      Place of Meetings...............................................................................2
         2.4      Notice..........................................................................................2
         2.5      Notice of Stockholder Business at Annual Meeting................................................2
         2.6      Voting List.....................................................................................3
         2.7      Quorum..........................................................................................3
         2.8      Required Vote; Withdrawal of Quorum.............................................................4
         2.9      Method of Voting; Proxies.......................................................................4
         2.10     Record Date.....................................................................................4
         2.11     Stockholder Action Without a Meeting............................................................5

ARTICLE III:  DIRECTORS...........................................................................................6
         3.1      Management......................................................................................6
         3.2      Number; Qualification; Election; Eligibility; Term..............................................6
         3.3      Removal.........................................................................................6
         3.4      Newly Created Directorships and Vacancies.......................................................6
         3.5      Meetings of Directors...........................................................................6
         3.6      Election of Officers............................................................................7
         3.7      Regular Meetings................................................................................7
         3.8      Special Meetings................................................................................7
         3.9      Notice..........................................................................................7
         3.10     Quorum; Majority Vote...........................................................................7
         3.11     Procedure.......................................................................................7
         3.12     Presumption of Assent...........................................................................8
         3.13     Compensation....................................................................................8

ARTICLE IV:  COMMITTEES...........................................................................................8
         4.1      Designation.....................................................................................8
         4.2      Number; Qualification; Term.....................................................................8
         4.3      Committee Changes...............................................................................8
         4.4      Alternate Members of Committees.................................................................8
         4.5      Regular Meetings................................................................................8
         4.6      Special Meetings................................................................................8
         4.7      Quorum; Majority Vote...........................................................................9
         4.8      Minutes.........................................................................................9
         4.9      Compensation....................................................................................9
         4.10     Responsibility..................................................................................9

ARTICLE V:  NOTICE................................................................................................9
         5.1      Method..........................................................................................9
         5.2      Waiver..........................................................................................9

ARTICLE VI:  OFFICERS............................................................................................10
         6.1      Number; Titles; Term of Office.................................................................10
         6.2      Removal........................................................................................10
         6.3      Vacancies......................................................................................10
         6.4      Authority......................................................................................10
         6.5      Compensation...................................................................................10
         6.6      Chairman of the Board..........................................................................10
         6.7      President......................................................................................10
         6.8      Vice Presidents................................................................................11
         6.9      Treasurer......................................................................................11
         6.10     Assistant Treasurers...........................................................................11
         6.11     Secretary......................................................................................11
         6.12     Assistant Secretaries..........................................................................11

ARTICLE VII:  CERTIFICATES AND STOCKHOLDERS......................................................................12
         7.1      Certificates for Shares........................................................................12
         7.2      Replacement of Lost or Destroyed Certificates..................................................12
         7.3      Transfer of Shares.............................................................................12
         7.4      Registered Stockholders........................................................................12
         7.5      Regulations....................................................................................12
         7.6      Legends........................................................................................12

ARTICLE VIII:  MISCELLANEOUS PROVISIONS..........................................................................13
         8.1      Dividends......................................................................................13
         8.2      Reserves.......................................................................................13
         8.3      Books and Records..............................................................................13
         8.4      Fiscal Year....................................................................................13
         8.5      Seal...........................................................................................13
         8.6      Resignations...................................................................................13
         8.7      Securities of Other Corporations...............................................................13
         8.8      Telephone Meetings.............................................................................14
         8.9      Action Without a Meeting.......................................................................14
         8.9      Action Without a Meeting.......................................................................14
         8.11     Mortgages, etc. ...............................................................................14
         8.12     Headings.......................................................................................14
         8.13     References.....................................................................................14
         8.14     Amendments.....................................................................................14

                                     BYLAWS

                                       OF

                                  APERIAN, INC.

                             A DELAWARE CORPORATION


                                    PREAMBLE

     These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation (as the same may be amended and restated from time to time) of Aperian, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                               ARTICLE I: OFFICES

     1.1 Registered Office and Agent. The registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

     1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                      ARTICLE II: MEETINGS OF STOCKHOLDERS

     2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.2 Special Meeting. A special meeting of the stockholders may be called, and business to be considered at any such meeting may be proposed, at any time by a majority of the members of the board of directors or by the holder(s) of at least ten percent of the issued and outstanding stock entitled to vote on such matters properly coming before a special meeting of the stockholders.

     A special meeting called by the board of directors shall be held on such date and at such time as shall be designated by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. If a special meeting is called by the holder(s) of at least ten percent of the outstanding stock entitled to vote, the request shall be in writing, signed by such stockholder(s), specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, or the Secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.3 and 2.4 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting on a date not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person(s) requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.2 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by the board of directors may be held. Only such business shall be transacted at any special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

     2.3 Place of Meetings. An annual or special meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to each stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address or by some other means, in which case it shall be directed to him at such other address or by such other means. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     2.5 Notice of Stockholder Business at Annual Meeting. (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of a majority of the members of the board of directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this bylaw.

         (b) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this bylaw, including the nominations of directors, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation's principal place of business. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting. Any notice given during this period will remain valid in the event the meeting date is rescheduled. In the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely also may be received no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. A stockholder's notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting, (2) with respect to each such stockholder, that stockholder's name and address (as they appear on the records of the Corporation), business address and telephone number, residence address and telephone number, and the number of shares of each class of capital stock of the Corporation beneficially owned by that stockholder, and (3) any interest of the stockholder in the proposed business.

         (c) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this bylaw. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this bylaw shall relieve a stockholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Securities Exchange Act of 1934, and the rules and regulations thereunder.

     2.6 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     2.7 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.9 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or bylaw, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

     2.10 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

             (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

             (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

             (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

         (c) Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

     2.11 Stockholder Action Without a Meeting. Any action required to be taken or that may be taken at any meeting of holders of Common Stock may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall be delivered to the Secretary of the corporation.

     Unless the written consents of all of the stockholders entitled to vote have been obtained, notice of any stockholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by the approval to those stockholders entitled to vote who have not consented in writing. The notice must contain or be accompanied by the same material that would have been required to be sent in a notice of a meeting at which the proposed action would have been submitted to the stockholders for action.

                             ARTICLE III: DIRECTORS

     3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

     3.2 Number; Qualification; Election; Eligibility; Term. Except as otherwise provided in the Certificate of Incorporation, the number of directors which shall constitute the entire board of directors shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the entire board of directors serving at the time of that vote. Except as otherwise required by law, the Certificate of Incorporation, or these bylaws, the directors of the Corporation shall be elected at an annual meeting of stockholders at which a quorum is present by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

     3.3 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation, these bylaws, or by law, at the annual meeting of stockholders or at any special meeting of stockholders called expressly for that purpose, a director may be removed before the expiration date of that director's term of office, either with or without cause, by an affirmative vote of the holders of not less than a majority of the outstanding shares entitled to vote at an election of directors.

     3.4 Newly Created Directorships and Vacancies. Newly-created directorships resulting from any increase in the authorized number of directors and vacancies on the board of directors may be filled by no less than a majority vote of the remaining directors then in office, and each director so chosen shall hold office until the first annual meeting of stockholders held after his or her appointment and until his successor is elected and qualified or, if earlier, until his death, resignation, retirement, disqualification, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

     3.5 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

     3.6 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

     3.7 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

     3.8 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the President, or any director.

     3.9 Notice. The Secretary shall give written or printed notice of each special meeting to each director no later than five (5) days before the meeting. Notice of any such meeting need not be given to any party entitled to notice who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Such notice shall state the place, day and time of the meeting and the purpose or purposes for which the meeting is called. If the special meeting is called by the Chairman of the Board or President, and such person determines, in his or her sole discretion that notice required above would not permit timely action upon the matter to be acted upon at the meeting, then notice shall be given to each director not less than 24 hours before the time of such meeting, either personally or by telephone, telegram or facsimile or electronic transmission.

     3.10 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

     3.11 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the President, if he is a director, shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

     3.12 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

     3.13 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.


                             ARTICLE IV: COMMITTEES

     4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

     4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

     4.3 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

     4.4 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee members is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     4.5 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     4.6 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting.

     4.7 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

     4.8 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     4.9 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     4.10 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.


                                ARTICLE V: NOTICE

     5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, telefax or electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, telefax or electronic transmission shall be deemed to be delivered and given at the time transmitted with all applicable charges prepaid and addressed as aforesaid.

     5.2 Waiver. Whenever any notice is required to be given to any stockholder, director or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                              ARTICLE VI: OFFICERS

     6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

     6.2 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors.

     6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate to a committee of the board of directors, the Chairman of the Board or the President the power to determine the compensation of any officer or agent (other than the officer to whom such power is delegated).

     6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

     6.7 President. The President shall be the chief executive officer of the Corporation and, subject to the board of directors, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence or inability to act of the Chairman of the Board, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

     6.8 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the board of directors, or in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

     6.9 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the President.

     6.10 Assistant Treasurers. Each Assistant Treasurer shall have such power and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

     6.11 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the President.

     6.12 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the board of directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.



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

                   ARTICLE VII: CERTIFICATES AND STOCKHOLDERS

     7.1 Certificates for Shares. Certificates for shares of stock of the corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

     7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

     7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.

     7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.


                     ARTICLE VIII: MISCELLANEOUS PROVISIONS

     8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

     8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

     8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

     8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

     8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     8.7 Securities of Other Corporations. With the prior approval of a majority of the Corporation's board of directors, the Chairman of the Board, the President, or any Vice President, the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.

     8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     8.9 Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

     8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

     8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

     8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

     8.14 Amendments. These bylaws may be amended or supplemented in any respect at any time, either (a) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting, or (b) at any regular meeting of the board of directors or at any special meeting of the board of directors if notice of such amendment or supplement be contained in the notice of such special meeting, provided that no amendment or supplement adopted by the board shall vary or conflict with any amendment or supplement adopted by the stockholders.


Adopted as of _________, 2000.

                               MSI HOLDINGS, INC.

The undersigned hereby appoints Robert J. Gibbs and Douglas W. Banister as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of common stock of MSI Holdings, Inc., a Utah corporation, which the undersigned is entitled to vote at the 2000 annual meeting of shareholders on September 7, 2000, and any adjournment thereof, with all the powers the undersigned would possess if personally present, and revoking any proxy given prior hereto, upon the matters noted below:

PLEASE MARK YOUR VOTES IN THE FOLLOWING MANNER, USING DARK INK ONLY: [X]


1.       Election of nine Directors to serve until their successors are elected and shall duly qualify.

         NOMINEES:  Jack C. Baum, Christopher Brickler, Donald H. Brush, Daniel Dornier, Robert J. Gibbs,
                    Stephen J. Metzger, Humbert B. Powell, III, Davinder Sethi, Raymond Wicki

                    [ ] FOR ALL NOMINEES,                                      [ ] WITHHOLD ALL NOMINEES
                        except vote withheld from the following nominees(s):


                        -------------------------------------------------------

2.       Proposal to approve the 2000 Stock Option Plan.

                    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

3.       Proposal to effect a one-for-three share combination of our common stock, which will have the effect of increasing the authorized but unreserved shares of our common stock.

                    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

4.       Proposal to approve the reincorporation of our company from Utah to Delaware, including an increase in our authorized capital, and to adopt the plan of merger. This increase in authorized capital will supplement the increase in authorized but unreserved shares that will result from the proposed stock combination.

                    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

5.       Proposal to limit of the monetary liability of directors upon the proposed reincorporation in Delaware.

                    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

6. Any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or postponements thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the power of said attorneys-in-fact hereunder.


                  Dated:                                            , 2000
                        --------------------------------------------

                  Signature(s)
                              -------------------------------------

                  This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate, if shares are held by joint tenants or as community property, both shareholders should sign.